UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07478

Name of Fund:  BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and evolving global central bank policies. During the 12 months ended October 31, 2017, municipal bond funds experienced net outflows of approximately $3 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained healthy from a historical perspective at $376 billion (though well below the robust $441 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 51%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.	S&P Municipal Bond Index
Total Returns as of October 31, 2017
6 months: 2.22%
12 months: 1.80%

A Closer Look at Yields

From October 31, 2016 to October 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.56% to 2.83%, while 10-year rates rose by 28 bps from 1.73% to 2.01% and 5-year rates increased 29 bps from 1.13% to 1.42% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened modestly over the 12-month period with the spread between 2- and 30-year maturities steepening by just 2 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of October 31, 2017	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”), or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2017 ($14.94)(a)	4.62%
Tax Equivalent Yield(b)	8.16%
Current Monthly Distribution per Common Share(c)	$0.0575
Current Annualized Distribution per Common Share(c)	$0.6900
Economic Leverage as of October 31, 2017(d)	12%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on December 1, 2017, was decreased to $0.0545 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	3.26%	3.01%
Lipper Closed-End High Yield Municipal Debt Funds(c)	3.73%	3.64%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated investment-grade, below investment-grade and non-rated securities benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from health care, transportation and tobacco issues. The Fund gained an additional benefit from investments in development districts and single-site project financings.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Fund acquired in a higher-rate environment, were retained due to their above average income.

•	The Fund’s modest exposure to general obligation bonds issued by Puerto Rico, which suffered large price declines in the wake of hurricane damage on the island, also detracted.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniAssets Fund, Inc.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$14.94	$14.82	0.81%	$15.84	$14.44
Net Asset Value	$14.15	$14.07	0.57%	$14.29	$14.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Health	20%	22%
County/City/Special District/School District	18	13
Tobacco	17	16
Transportation	17	19
Education	9	10
Utilities	8	8
Corporate	7	7
State	3	3
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	14%
2018	8
2019	5
2020	13
2021	20

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AA/Aa	20%	19%
A	6	8
BBB/Baa	21	21
BB/Ba	9	9
B/B	12	11
CCC/Caa	—	1
N/R(b)	32	31

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 5%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of October 31, 2017	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2017 ($11.75)(a)	5.77%
Tax Equivalent Yield(b)	10.19%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on December 1, 2017, was decreased to $0.048 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	3.40%	4.27%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Portfolio income, enhanced by leverage, produced the largest positive contribution to performance in a period characterized by a mild decline in municipal bond yields. (Prices and yields move in opposite directions.)

•	The Fund’s exposure to the long end of the yield curve aided results at a time of outperformance for longer-term bonds. Positions in lower-coupon bonds, including zero-coupon issues, contributed to performance due to their above-average interest rate sensitivity.

•	The Fund’s position in New Jersey state-appropriated debt benefited from a meaningful tightening of yield spreads. At the sector level, transportation issues made a strong contribution to performance. Municipal bonds subject to the AMT, which outperformed in anticipation of possible tax law changes, also performed well.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

•	Exposure to pre-refunded issues slightly hurt Fund results given the underperformance of short-term bonds.

•	Reinvestment was a further detractor, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$11.75	$11.69	0.51%	$12.45	$11.61
Net Asset Value	$11.93	$11.77	1.36%	$12.11	$11.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Transportation	26%	24%
State	17	15
County/City/Special District/School District	15	18
Health	15	12
Utilities	12	15
Education	9	11
Corporate	3	3
Housing	2	1
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	3%
2018	9
2019	15
2020	3
2021	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	8%	11%
AA/Aa	50	57
A	24	17
BBB/Baa	10	12
BB/Ba	2	—
N/R(b)	6	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2017	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2017 ($16.59)(a)	5.39%
Tax Equivalent Yield(b)	9.52%
Current Monthly Distribution per Common Share(c)	$0.0745
Current Annualized Distribution per Common Share(c)	$0.8940
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	2.48%	3.95%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated securities within the investment-grade market benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from state and local tax-backed, transportation and health care issues.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Fund acquired in a higher-rate environment, were retained due to their above average income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$16.59	$16.65	(0.36)%	$18.25	$16.48
Net Asset Value	$17.03	$16.85	1.07%	$17.24	$16.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Transportation	23%	24%
Health	20	19
County/City/Special District/School District	16	12
State	12	12
Utilities	9	11
Education	8	11
Corporate	6	6
Tobacco	6	5
Housing(a)	—	—

(a)	Representing less than 1% of the Fund’s total investments.
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2017	5%
2018	5
2019	24
2020	11
2021	12

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	3%	5%
AA/Aa	47	47
A	19	19
BBB/Baa	16	16
BB/Ba	4	4
B	3	2
N/R(c)	8	7

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of October 31, 2017	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2017 ($14.93)(a)	5.43%
Tax Equivalent Yield(b)	9.59%
Current Monthly Distribution per Common Share(c)	$0.0675
Current Annualized Distribution per Common Share(c)	$0.8100
Economic Leverage as of October 31, 2017(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	(1.50)%	3.72%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated securities within the investment-grade market benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from state and local tax-backed, transportation and utilities issues.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Fund acquired in a higher-rate environment, were retained due to their above average income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$14.93	$15.59	(4.23)%	$16.63	$14.91
Net Asset Value	$15.65	$15.52	0.84%	$15.85	$15.49

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Transportation	22%	23%
Health	19	19
County/City/Special District/School District	16	12
State	14	14
Utilities	9	11
Education	8	10
Corporate	6	6
Tobacco	5	4
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	6%
2018	5
2019	26
2020	11
2021	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	4%	6%
AA/Aa	49	50
A	18	18
BBB/Baa	15	15
BB/Ba	4	3
B	2	1
N/R(b)	8	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of October 31, 2017	BlackRock MuniHoldings Quality Fund, Inc.

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2017 ($13.34)(a)	5.71%
Tax Equivalent Yield(b)	10.09%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of October 31, 2017(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	2.50%	2.88%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund posted a gain in the period, with positive performance coming from both income and rising bond prices.

•	Geographically, positive returns were driven by exposure to Illinois and New Jersey bonds. Illinois passed its budget and moved closer to achieving fiscal balance and saw a stabilization of its credit rating. In New Jersey, legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds helped stabilize its credit rating and contributed to positive returns for the New Jersey credits held in the Fund.

•	Positions in the tax-backed (state), tax-backed (local) and transportation sectors were positive contributors to performance. Holdings in longer-term bonds also added value in the period.

•	The Fund utilized a mix of U.S. Treasury futures contracts to help manage the risk of rising interest rates. This strategy was tactically adjusted throughout the period, resulting in a modestly positive contribution to performance.

•	The Fund’s emphasis on higher-quality bonds was a headwind at a time of outperformance for issues rated below investment grade. Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•	The Fund’s holdings in short-term, pre-refunded bonds, while producing positive returns, lagged somewhat due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$13.34	$13.38	(0.30)%	$14.21	$13.34
Net Asset Value	$13.96	$13.95	0.07%	$14.17	$13.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Transportation	35%	38%
County/City/Special District/School District	24	25
Utilities	14	13
Health	10	11
State	6	5
Education	6	4
Housing	3	2
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2017	—	% (c)
2018	24
2019	12
2020	4
2021	18

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(c)	Representing less than 1% of the Fund’s total investments.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	5%	6%
AA/Aa	50	56
A	34	29
BBB/Baa	8	7
N/R	3	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	15

Fund Summary as of October 31, 2017	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2017 ($14.02)(a)	4.24%
Tax Equivalent Yield(b)	7.49%
Current Monthly Distribution per Common Share(c)	$0.0495
Current Annualized Distribution per Common Share(c)	$0.5940
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	2.64%	4.43%
Lipper Intermediate Municipal Debt Funds(c)	1.06%	3.01%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Concentrations in intermediate securities maturing in the 12- to 16-year range contributed to performance. The Fund’s use of leverage also boosted returns by enhancing income and amplifying the effect of rising bond prices.

•	The Fund’s allocation to A and BBB rated investment-grade debt aided results, as lower-quality bonds outperformed. Positions in the transportation and tax-backed (state) sectors further helped performance, highlighted by the strong showing of New Jersey and Illinois issues.

•	The Fund utilized a mix of U.S. Treasury futures contracts to help manage the risk of rising interest rates. This strategy was tactically adjusted throughout the period, resulting in a modestly positive contribution to performance.

•	Positions in shorter-dated bonds, including high-quality pre-refunded securities, hurt results at a time in which shorter-term bonds lagged. The Fund’s more-seasoned holdings also detracted due to the premium amortization that occurred as the bonds approached their call and maturity dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Additionally, positions in higher-quality securities underperformed relative to lower-quality issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$14.02	$13.96	0.43%	$14.41	$13.79
Net Asset Value	$15.50	$15.17	2.18%	$15.67	$15.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	4/30/17
Transportation	29%	28%
State	16	12
County/City/Special District/School District	13	17
Education	13	14
Health	11	10
Utilities	10	11
Corporate	5	4
Tobacco	2	2
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	2%
2018	4
2019	8
2020	8
2021	16

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	4%	5%
AA/Aa	40	43
A	33	31
BBB/Baa	17	16
BB/Ba	1	1
B	1	1
N/R(b)	4	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of October 31, 2017	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2017 ($15.21)(a)	5.76%
Tax Equivalent Yield(b)	10.18%
Current Monthly Distribution per Common Share(c)	$0.0730
Current Annualized Distribution per Common Share(c)	$0.8760
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	1.29%	3.36%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34%	3.81%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated securities within the investment-grade market benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from state and local tax-backed, transportation and utilities issues.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Fund acquired in a higher-rate environment, were retained due to their above average income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	4/30/17	Change	High	Low
Market Price	$15.21	$15.45	(1.55)%	$16.18	$15.10
Net Asset Value	$15.26	$15.19	0.46%	$15.46	$15.16

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector Allocation	10/31/17	4/30/17
Transportation	29%	26%
Health	18	18
County/City/Special District/School District	14	12
State	12	14
Utilities	9	11
Corporate	6	6
Tobacco	6	5
Education	5	7
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	6%
2018	11
2019	22
2020	12
2021	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17	4/30/17
AAA/Aaa	4%	5%
AA/Aa	46	50
A	16	13
BBB/Baa	17	16
BB/Ba	4	4
B	3	2
N/R(b)	10	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017 and April 30, 2017 the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 3%, respectively, of the Fund’s total investments.

FUND SUMMARY	19

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.3%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$3,745	$4,369,216
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	2,165	2,455,002

		6,824,218
Alaska — 1.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	875	899,990
5.00%, 6/01/32	1,500	1,465,050
5.00%, 6/01/46	4,540	4,332,749

		6,697,789
Arizona — 2.2%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.13%, 7/01/37(b)	960	1,010,342
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 7/01/21(a)	425	500,960
Great Hearts Academies — Veritas Projects, 6.30%, 7/01/21(a)	500	587,585
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34(b)	570	646,893
Legacy Traditional Schools Projects, Series A, 6.75%, 7/01/44(b)	1,000	1,119,070
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	305	318,393
Basis Schools, Inc. Projects, 5.00%, 7/01/45	855	881,838
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	260	271,417
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	290	298,915
Legacy Traditional School Projects, 5.00%, 7/01/35	320	326,304
Legacy Traditional School Projects, 5.00%, 7/01/45	255	253,875
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	2,010,162
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 7/01/47(b)	665	659,441
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 7/01/47(b)	1,765	1,855,121
University Medical Center Corp., RB, 6.50%, 7/01/19(a)	500	543,080

		11,283,396
California — 7.9%
California Municipal Finance Authority, RB, Urban Discovery Academy Project(b):
5.50%, 8/01/34	315	324,264
6.00%, 8/01/44	665	680,834
6.13%, 8/01/49	580	592,934
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	345	391,102
5.00%, 2/01/37	255	288,425
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,789,879
Value Schools, 6.65%, 7/01/33	435	497,588
Value Schools, 6.90%, 7/01/43	975	1,086,452
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/46	725	778,070
5.25%, 12/01/56	620	673,921

Security	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	$2,175	$2,326,032
California Baptist University, Series A, 5.00%, 11/01/32(b)	630	700,151
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,650,297
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(b)(c):
0.00%, 8/01/26	1,250	814,300
0.00%, 8/01/43	1,500	376,635
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,053,099
6.50%, 5/01/42	2,220	2,597,644
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	457,384
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	3,600	3,612,492
5.60%, 6/01/36	1,285	1,309,351
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,230,017
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 6/01/47	4,455	4,381,626
5.75%, 6/01/47	3,745	3,744,888
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,230	1,230,750
5.00%, 6/01/37	5,580	5,597,633

		40,185,768
Colorado — 1.3%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	531,685
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	575	589,962
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	1,620	1,755,027
Colorado Health Facilities Authority, Refunding RB, Sunny Vista Living Center Project, Series A(b):
6.13%, 12/01/45	335	352,507
6.25%, 12/01/50	1,115	1,174,853
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	759,161
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,649,550

		6,812,745
Connecticut — 1.0%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45(b)	1,400	1,483,328
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45(b)	1,271	1,366,570
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30(b)	1,835	1,951,321

		4,801,219

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,000	$1,059,020
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	3,180	3,284,876

		4,343,896
Florida — 8.3%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,500	1,515,375
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A(d):
1st Mortgage, 8.25%, 1/01/44	515	420,863
1st Mortgage, 8.25%, 1/01/49	1,105	902,785
5.75%, 1/01/50	655	586,395
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44(b)	2,510	2,789,087
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/20(a)	3,500	3,936,205
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	603,335
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 6/15/29	690	741,508
Renaissance Charter School, Series A, 6.00%, 6/15/34	835	889,684
Renaissance Charter School, Series A, 6.13%, 6/15/44	3,180	3,344,120
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 8/01/29(b)(e)	1,550	1,587,339
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,855	1,878,466
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	380	381,376
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	150	152,033
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,752,508
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 5/01/26	150	153,368
5.13%, 5/01/46	880	913,449
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	4,550	5,538,851
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	845	891,450
Series B, 5.00%, 5/01/37	495	522,210
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28(d)	4,052	2,917,743
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	295	296,516
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 5/01/39	250	249,978
Convertible CAB, Series A3, 6.61%, 5/01/40(f)	585	539,042
Convertible CAB, Series A4, 6.61%, 5/01/40(f)	305	235,951
Series 2015-2, 6.61%, 5/01/40(f)	805	532,821
Series A1, 6.65%, 5/01/40	865	865,199
Tolomato Community Development District:
Series 1, 6.61%, 5/01/40(f)	1,305	1,048,528
Series 1, 6.65%, 5/01/40(d)(g)	50	48,805
Series 3, 6.61%, 5/01/40(d)(g)	875	9
Series 3, 6.65%, 5/01/40(d)(g)	710	7

Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	$1,525	$1,732,522
7.00%, 5/01/41	2,500	2,921,100
5.50%, 5/01/42	1,180	1,285,103

		42,173,731
Georgia — 1.6%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,520	2,522,949
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,875,437
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2(a):
6.38%, 11/15/19	700	773,094
6.63%, 11/15/19	880	976,298

		8,147,778
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	270	280,200
7.00%, 11/15/19(a)	1,115	1,243,727

		1,523,927
Illinois — 4.1%
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 1/01/38	1,260	1,442,309
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,179,440
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,524,474
Presence Health Network, Series C, 4.00%, 2/15/41	1,500	1,520,850
Primary Health Care Centers Program, 6.60%, 7/01/24	890	888,478
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	382,155
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	886,178
Roosevelt University Project, 6.50%, 4/01/44	2,000	2,125,560
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	2,370	2,603,943
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	180	203,593
6.00%, 6/01/28	710	800,042
State of Illinois, GO:
5.25%, 2/01/29	1,000	1,085,690
5.00%, 3/01/35	740	765,249
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,661	1,664,405

		21,072,366
Indiana — 2.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	976,973
7.00%, 1/01/44	2,000	2,380,080
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29(b)	2,450	2,378,975
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 1/15/34	290	305,155
6.75%, 1/15/43	525	550,205
6.88%, 1/15/52	860	903,215

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	$470	$505,917
5.00%, 7/01/48	1,555	1,668,873
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51(b)	1,190	1,238,136

		10,907,529
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	2,090	2,140,139
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,333,949
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,377,263
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,167,304
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	795	800,318
Series C, 5.38%, 6/01/38	4,900	4,899,559

		13,718,532
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,460,720

Louisiana — 3.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44(b)	2,460	2,565,903
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,000,000
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,745	1,885,979
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,059,547

		15,511,429
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,207,150

Maryland — 2.6%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 9/01/33	470	543,861
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,083,246
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 3/31/51	2,185	2,423,383
Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,852,578
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,085	3,258,408

		13,161,476
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	1,905	2,090,166
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,101,117
North Hill Communities Issue, Series A, 6.50%, 11/15/43(b)	2,020	2,271,126
Massachusetts Development Finance Agency, Refunding RB:
6.75%, 1/01/21(a)	895	1,045,092
Series I, 6.75%, 1/01/36	595	680,424

		7,187,925

Security	Par (000)	Value
Michigan — 0.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$2,785	$3,087,702
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	444,320
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	1,000,748

		4,532,770
Minnesota — 0.1%
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 9/01/46	195	202,593
6.00%, 9/01/51	290	304,561

		507,154
Mississippi — 0.1%
Mississippi Business Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 2/01/36(b)(e)	620	634,936

Missouri — 1.3%
City of St. Louis Missouri IDA, Refunding RB:
4.38%, 11/15/35	685	699,618
4.75%, 11/15/47	760	777,936
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 5/15/20(a)	2,315	2,714,453
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,373,526

		6,565,533
New Jersey — 5.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,116,397
5.25%, 11/01/44	770	803,395
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(b)	1,150	1,155,577
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	2,155	2,398,644
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,594,767
Provident Group-Kean Properties, Series A, 5.00%, 7/01/32	165	180,997
Provident Group-Kean Properties, Series A, 5.00%, 7/01/37	260	280,184
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,714,457
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 8/01/49(b)	500	512,470
New Jersey Health Care Facilities Financing Authority, Refunding RB(a):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21	2,650	3,055,635
St. Joseph’s Healthcare System, 6.63%, 7/01/18	2,590	2,685,053
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 6/15/41	1,140	1,242,908
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	5,210	4,994,306
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/29	3,735	3,743,180

		26,477,970

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	$2,970	$3,211,313

New York — 7.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41(b)	5,300	5,484,175
5.00%, 6/01/42	3,155	3,025,645
5.00%, 6/01/45	1,185	1,122,231
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 6/01/51	900	928,476
Series B, 5.00%, 6/01/45	1,415	1,487,448
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	3,315	2,730,499
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	275	268,736
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,310	1,409,895
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	2,890	2,834,743
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	1,490	1,573,455
6.50%, 11/15/18(a)	125	132,001
6.50%, 11/15/28	385	406,976
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,365,428
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	4,705	5,114,194
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	455	502,952
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,080	1,201,748
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	1,565	1,884,870
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,195	1,275,113
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	1,335	1,335,895
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,492,304
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(b)	955	1,048,857
Town of Oyster Bay New York, GO, BAN, Series A, 3.50%, 6/01/18	3,035	3,060,160
Town of Oyster Bay New York, GO, Refunding, BAN, Series B, 3.50%, 2/02/18	505	507,242

		40,193,043
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/18(a)	4,565	4,795,167
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,113,460
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,566,686

		7,475,313

Security	Par (000)	Value
Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	$5,570	$5,214,690
5.75%, 6/01/34	6,745	6,326,742
6.00%, 6/01/42	3,040	2,888,030
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 1/01/46	875	934,754

		15,364,216
Oklahoma — 0.2%
Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	750	840,780

Oregon — 0.8%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,898,099
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	647,298
5.38%, 7/01/45	1,435	1,508,888

		4,054,285
Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,140	2,231,763
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,213,960
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19(a)	5,550	5,883,555
6.38%, 1/01/39	615	642,072
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,832,346
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,030	2,352,486
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,871,137

		18,027,319
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	635	623,202
5.63%, 5/15/43	2,145	2,101,585
5.38%, 5/15/33	960	948,538
Commonwealth of Puerto Rico, GO, Refunding, Series A(d):
Public Improvement, 5.50%, 7/01/39	665	194,513
8.00%, 7/01/35	1,765	525,087
Commonwealth of Puerto Rico, GO, , 6.00%, 7/01/38(d)	750	219,375
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,060	677,075
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,150	734,562

		6,023,937
Rhode Island — 2.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35(d)	4,190	1,047,500
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,000	1,077,680
Series A, 5.00%, 6/01/40	980	1,041,534
Series B, 4.50%, 6/01/45	5,055	5,064,504

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued):
Series B, 5.00%, 6/01/50	$3,330	$3,435,827

		11,667,045
Texas — 10.1%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28(c)	1,000	711,290
CAB, 0.00%, 1/01/29(c)	2,000	1,360,680
CAB, 0.00%, 1/01/30(c)	1,170	758,956
CAB, 5.00%, 1/01/33(c)	3,690	2,075,809
CAB, 0.00%, 1/01/34(c)	4,000	2,145,880
Senior Lien, 6.25%, 1/01/21(a)	2,210	2,550,207
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	2,890	3,190,329
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	910	997,260
Clifton Higher Education Finance Corp., ERB, Idea Public Schools(a):
5.50%, 8/15/21	955	1,099,253
5.75%, 8/15/21	720	835,373
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/20(a)	5,040	5,687,287
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(a)	475	600,552
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,272,729
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Senior Living Center Project, Series A, 8.25%, 11/15/44	4,200	4,469,388
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	924,313
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,340,260
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	839,638
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31(b)	1,325	1,391,899
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,364,553
6.00%, 4/01/45	1,845	2,040,921
Newark Higher Education Finance Corp., RB, Series A(b):
5.50%, 8/15/35	290	297,917
5.75%, 8/15/45	580	595,677
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,735,840
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(d)	2,895	1,679,100
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	928,674
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,775	4,260,578
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,327,000

		51,481,363

Security	Par (000)	Value
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	$2,950	$2,995,165

Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	816,246

Virginia — 2.4%
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 3/01/35	495	505,934
5.00%, 3/01/45	505	511,459
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,618,858
6.88%, 3/01/36	1,300	1,420,029
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	2,280	2,191,468
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45(b)	535	558,133
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45(b)	375	391,215
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	4,440	5,019,642

		12,216,738
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,512,196
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,533,062
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 1/01/35	315	319,026
6.00%, 1/01/45	850	862,750

		4,227,034
Wisconsin — 1.1%
Public Finance Authority, RB:
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	900	924,282
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	570	591,147
Series A, 5.00%, 12/01/45	1,505	1,579,964
Series A, 5.15%, 12/01/50	1,170	1,226,804
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A(a):
7.25%, 9/15/19	425	472,298
7.63%, 9/15/19	855	956,061

		5,750,556

Total Municipal Bonds — 87.4%		445,084,310

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,468	12,150,656

Florida — 4.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,257,760
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT(a):
5.25%, 10/01/18	11,655	12,071,899

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT(a) (continued):
5.25%, 10/01/18	$3,345	$3,464,651

		24,794,310
Illinois — 2.7%
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,110,097
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	5,056	5,743,843

		13,853,940
New York — 11.6%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	16,138,758
Series HH, 5.00%, 6/15/31(i)	8,610	9,648,337
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(i)	4,520	5,135,746
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	18,105	20,409,561
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(i)	6,600	7,590,096

		58,922,498
Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,944,502

Washington — 1.7%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 8/01/40	7,966	8,838,204

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.9%		121,504,110

Total Long-Term Investments — 111.3% (Cost — $530,889,788)		566,588,420

Security	Shares	Value
Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(j)(k)	3,874,985	$3,876,148

Total Short-Term Securities — 0.8% (Cost — $3,876,148)		3,876,148

Total Investments — 112.1% (Cost — $534,765,936)		570,464,568
Other Assets Less Liabilities — 1.3%		6,475,614
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(67,961,320)

Net Assets Applicable to Common Shares — 100.0%		$508,978,862

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Non-income producing security.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to November 15, 2019 is $11,849,809. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

(k)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,057,065	2,817,920	3,874,985	$3,876,148	$15,053	$515	$(96)

(a)	Includes capital gain distribution, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(43)	12/19/17	$5,372	$78,743
Long U.S. Treasury Bond	(55)	12/19/17	8,386	161,430
Ultra Long U.S. Treasury Bond	(20)	12/19/17	3,296	70,048
5-Year U.S. Treasury Note	(61)	12/29/17	7,148	67,216

				$377,437

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$377,437	$—	$377,437

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(570,618)	$—	$(570,618)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$616,931	$—	$616,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,801,574

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$566,588,420	$—	$566,588,420
Short-Term Securities	3,876,148		—	3,876,148

	$3,876,148	$566,588,420	$—	$570,464,568

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$377,437	$—	$—	$377,437

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $67,756,523 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.6%
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 2/01/43	$885	$1,013,121
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	1,010	1,129,766

		2,142,887
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,093,029
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19	765	831,853
6.00%, 9/01/19	435	473,015

		2,397,897
Arizona — 1.9%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
5.00%, 1/01/38	280	324,383
4.00%, 1/01/41	3,100	3,212,685
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,886,597
5.00%, 10/01/29	400	427,488

		6,851,153
California — 14.2%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,018,850
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	590,194
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,349,748
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,236,125
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,665,903
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 5/01/42	185	212,741
City of Redding California Electric System Revenue, COP, Refunding Series A, (AGM):
5.00%, 6/01/18(a)	620	634,427
5.00%, 6/01/30	600	612,720
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	410	475,563
Series A, 5.00%, 3/01/37	455	526,558
Series A-1, 5.75%, 3/01/34	850	959,811
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21(a)	2,175	2,514,039
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30(b)	12,740	8,880,035
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43(c)	2,500	2,003,725
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36(b)	3,750	1,921,012

Security	Par (000)	Value
California (continued)
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38(b)	$5,000	$2,355,950
San Diego California Community College District, GO, CAB, Election of 2006(b):
0.00%, 8/01/31	2,145	1,216,108
0.00%, 8/01/32	2,680	1,422,866
San Diego California Unified School District, GO, CAB, Election of 2008(b):
Series C, 0.00%, 7/01/38	1,600	774,832
Series G, 0.00%, 7/01/34	650	307,879
Series G, 0.00%, 7/01/35	690	306,857
Series G, 0.00%, 7/01/36	1,035	432,185
Series G, 0.00%, 7/01/37	690	270,632
San Diego California Unified School District, GO, Refunding, Series R-1(b):
0.00%, 7/01/30	5,000	3,433,550
0.00%, 7/01/31	1,280	845,274
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	783,230
5.00%, 8/01/38	600	670,644
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36(b)	5,500	2,669,920
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/18(a)	5,035	5,182,928

		50,274,306
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,175,760

District of Columbia — 1.5%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,360	5,458,892

Florida — 12.7%
City of Gainesville Florida Utilities System Revenue, RB, Series A, 5.00%, 10/01/37(d)	355	419,418
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,600	1,759,264
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(a)	850	882,139
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,576,121
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,185,837
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,086,624
5.38%, 10/01/32	3,160	3,509,085
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/18(a)	1,400	1,443,778
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,025	2,416,027
Department, Series B, AMT, 6.25%, 10/01/38	415	492,771
Department, Series B, AMT, 6.00%, 10/01/42	660	765,382
Series B, AMT, 6.00%, 10/01/30	640	754,707
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	215,211
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 4/01/40	2,995	3,371,382
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	605	685,889

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida School Board Foundation, Inc., COP, Series B (AGC), 5.00%, 5/01/18(a)	$10,000	$10,193,400
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	560	617,742
5.00%, 8/01/47	1,620	1,779,878
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	30	34,087
5.00%, 10/01/31	1,970	2,210,360
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	290,048
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,244,360
5.38%, 10/01/29	1,050	1,196,779
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 4.00%, 10/01/47	2,880	2,958,307

		45,088,596
Georgia — 3.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	585,995
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	9,875,671
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	140	156,197
5.00%, 4/01/44	380	413,618

		11,031,481
Illinois — 16.3%
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 1/01/42	2,900	3,404,049
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 1/01/21(a)	4,290	4,876,915
3rd Lien, Series A, 5.75%, 1/01/39	820	922,123
Senior Lien, Series D, AMT, 5.00%, 1/01/42	230	258,757
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	995,616
Sales Tax Receipts, 5.25%, 12/01/36	595	642,005
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	47,795
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	732,648
6.00%, 8/15/41	1,000	1,131,140
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 8/15/37	740	753,039
5.00%, 8/15/44	350	374,647
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,490	10,513,078
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 1/01/37	2,785	3,179,077
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,389,177
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	5,000	3,643,750
0.00%, 12/15/33	9,950	5,188,925

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44(b)	$3,450	$1,114,591
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	760,604
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	3,565	3,880,502
State of Illinois, GO:
5.25%, 2/01/33	830	888,689
5.50%, 7/01/33	820	889,954
5.25%, 2/01/34	830	886,324
5.50%, 7/01/38	445	476,644
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18(a)	1,875	1,888,744

		57,838,793
Indiana — 1.2%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,245,453
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	554,356
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	700	790,104
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/19(a)	115	120,557
5.25%, 1/01/29	485	508,668
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	890	961,334

		4,180,472
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19(a)	5,725	6,176,531

Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,855	1,989,728
5.70%, 12/01/27	835	890,494
5.80%, 12/01/29	570	606,486
5.85%, 12/01/30	595	633,443

		10,296,682
Louisiana — 1.5%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 1/01/40	2,795	3,118,493
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM), 5.00%, 12/01/41	855	986,687
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,317,125

		5,422,305
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	645	634,828

Massachusetts — 2.6%
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series D, 4.00%, 2/01/47	10	10,392
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	2,090	2,337,351
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	795	829,583
Series C, 5.35%, 12/01/42	640	678,797
Massachusetts Port Authority, Refunding ARB, Series B, AMT, 4.00%, 7/01/46	3,620	3,732,256

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	$1,280	$1,455,104

		9,043,483
Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18(a)	2,500	2,577,325
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/19(a)	400	433,516
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,923,312
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	480	439,037
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	22,812
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	600	616,032
Royal Oak Hospital Finance Authority, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	1,040	1,147,931
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	164,929
Series I-A, 5.38%, 10/15/41	700	794,773
Series II-A (AGM), 5.25%, 10/15/36	900	1,019,421
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	430,186

		9,569,274
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	385	406,441
6.50%, 11/15/38	2,115	2,222,632

		2,629,073
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.00%, 9/01/32	5,010	5,523,625
5.25%, 9/01/37	750	828,525

		6,352,150
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19(a)	850	907,894
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	538,540
(AGM), 5.25%, 7/01/39	3,800	4,102,214

		5,548,648
New Jersey — 8.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	895	996,189
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 1/01/34	685	759,014
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	1,975	2,083,941
School Facilities Construction (AGC), 6.00%, 12/15/18(a)	25	26,379
Series WW, 5.25%, 6/15/33	155	171,469
Series WW, 5.00%, 6/15/34	205	222,122
Series WW, 5.00%, 6/15/36	925	994,634
Series WW, 5.25%, 6/15/40	265	287,464
New Jersey EDA, Refunding RB:
Series B, 5.50%, 6/15/30	5,360	6,258,926
Sub Series A, 4.00%, 7/01/32	1,270	1,278,052

Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	$375	$409,991
5.75%, 12/01/27	2,415	2,653,602
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	1,024,960
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,490	1,619,541
Transportation Program, Series AA, 5.00%, 6/15/38	1,885	2,017,346
Transportation System, Series A, 5.50%, 6/15/41	3,150	3,387,825
Transportation System, Series AA, 5.50%, 6/15/39	1,150	1,249,854
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,095,900
Transportation System, Series B, 5.00%, 6/15/42	520	541,070
Transportation System, Series D, 5.00%, 6/15/32	735	793,337
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37	2,310	2,471,261

		30,342,877
New York — 8.0%
City of New York, GO, Series B-1, 4.00%, 10/01/41	2,710	2,873,928
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,618,116
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,683,664
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	2,893,797
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,713,041
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21(a)	420	480,656
5.75%, 2/15/47	280	318,979
Hudson Yards Infrastructure Corp., Refunding RB, 2nd Indenture, Series A, 5.00%, 2/15/39	625	730,044
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(a)	2,985	3,152,190
6.50%, 11/15/18(a)	245	258,722
6.50%, 11/15/28	770	813,952
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 8/01/42	2,600	2,763,930
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	2,715	3,009,550
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/37	600	699,924
State of New York Dormitory Authority, RB:
Sales Tax, Group C, Series A, 4.00%, 3/15/47	1,530	1,614,395
Series B, 5.75%, 3/15/19(a)	1,200	1,275,792
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,503,075

		28,403,755
Ohio — 1.6%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	631,108
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37(b)	10,000	5,082,600

		5,713,708
Oregon — 1.3%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 6/15/36(c)	835	946,698

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oregon (continued)
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 6/15/40(c)	$440	$450,274
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38(b)	995	433,561
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 1/01/38	2,840	2,828,470

		4,659,003
Pennsylvania — 7.4%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,746,704
County of Berks Industrial Development Authority, Refunding RB, Tower Health Project, 4.00%, 11/01/47	1,855	1,862,606
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	1,305	1,461,496
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	7,290	8,251,915
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	1,035	1,147,639
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	2,330	2,634,927
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	707,897
Series A-1, 5.00%, 12/01/41	2,385	2,701,012
Series B, 5.00%, 12/01/40	935	1,065,404
Series C, 5.50%, 12/01/33	555	651,792
Sub-Series B-1, 5.00%, 6/01/42	1,750	1,974,210
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	575	657,093
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	765	868,589
Philadelphia School District, GO, Series E(a):
6.00%, 9/01/18	5	5,201
6.00%, 9/01/18	395	411,017

		26,147,502
Rhode Island — 1.2%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 7/01/41	355	398,008
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,055	1,056,983
5.00%, 6/01/50	2,630	2,713,582

		4,168,573
South Carolina — 4.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	132,662
South Carolina Public Service Authority, Refunding RB, Series A(a):
5.50%, 1/01/19	80	84,097
5.50%, 1/01/19	920	967,113
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	3,000	3,228,570
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,330	2,601,911
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,225	7,025,037
Series E, 5.50%, 12/01/53	745	837,231
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,292,576

		17,169,197

Security	Par (000)	Value
South Dakota — 0.9%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 7/01/42	$3,000	$3,048,030

Tennessee — 2.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19(a)	5,000	5,409,500
Tennessee Housing Development Agency, RB:
3.60%, 7/01/42	550	549,626
3.65%, 7/01/47	1,470	1,466,781

		7,425,907
Texas — 14.4%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19(a)	1,280	1,361,498
6.00%, 5/15/19(a)	1,990	2,135,568
6.00%, 11/15/35	110	118,450
5.38%, 11/15/38	70	74,115
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 2/01/38	575	652,522
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36(b)	2,130	982,399
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	847,342
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,189,485
Series D, 5.00%, 11/01/42	1,500	1,656,240
Series H, 5.00%, 11/01/32	3,000	3,347,760
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,145,410
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 5.80%, 10/01/46(c)	2,095	1,953,399
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 8/15/38(b)	3,420	1,411,605
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18(a)	600	604,644
1st Tier System (NPFGC), 5.75%, 1/01/40	195	196,509
1st Tier System, Series A, 6.00%, 1/01/19(a)	2,270	2,396,598
1st Tier System, Series A, 6.00%, 1/01/28	525	554,594
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/19(a)	4,015	4,241,326
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18(a)	805	811,231
1st Tier, Series K-1 (AGC), 5.75%, 1/01/19(a)	3,800	4,003,262
1st Tier-Series A, 5.00%, 1/01/43(d)	2,490	2,876,174
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 9/15/35	4,990	2,242,905
0.00%, 9/15/36	11,525	4,876,227
0.00%, 9/15/37	8,245	3,279,284
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,190	1,330,884
5.00%, 12/15/32	705	785,955
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,399,287
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,080	3,416,398

		50,891,071

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utah — 1.9%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/42	$1,240	$1,427,562
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18(a)	5,000	5,121,550

		6,549,112
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19(a)	125	133,196
5.50%, 5/15/35	225	238,935

		372,131
Washington — 1.4%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	715	824,116
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,015	1,130,822
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	555,980
5.25%, 10/01/39	625	666,756
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 8/15/41(d)	1,835	1,879,958

		5,057,632
Wisconsin — 2.0%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	645	724,271
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,471,841
Marshfield Clinic Health System, Inc. Series C, 4.00%, 2/15/42	2,810	2,827,225
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 4/01/39	1,900	1,955,651

		6,978,988

Total Municipal Bonds — 122.6%		433,864,166

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.4%
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/19(a)	1,200	1,275,822

California — 2.3%
Bay Area California Toll Authority, Refunding RB, San Francisco Bay Area, Series D-1, 4.00%, 4/01/47(f)	3,827	4,031,129
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM)(a):
5.00%, 5/01/18	466	475,391
5.00%, 5/01/18	2,344	2,390,135
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(a)	404	432,670
University of California, RB, Series O, 5.75%, 5/15/19(a)	840	899,068

		8,228,393
Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A:
5.50%, 7/01/34(f)	900	946,044
5.00%, 2/01/41	7,000	7,299,600

		8,245,644

Security	Par (000)	Value
Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$1,381	$1,560,319

District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	1,004	1,090,314
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(f)	1,779	1,856,871
Metropolitan Washington Airports Authority, Refunding ARB, Airport System, Series A, AMT, 5.00%, 10/01/30	2,530	2,870,740

		5,817,925
Florida — 3.9%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	5,054,829
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	4,620	5,036,926
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 02/01/18(a)	3,544	3,806,492

		13,898,247
Illinois — 3.2%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(a)(f)	4,399	4,684,742
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 1/01/38	2,138	2,381,389
Series A, 5.00%, 1/01/40	2,730	3,102,016
Series B, 5.00%, 1/01/40	1,050	1,189,439

		11,357,586
Kansas — 1.6%
County of Wyandotte Unified School District No. 500 Kansas City, GO, Improvement, Series A, 5.50%, 9/01/47	4,723	5,723,768

Maryland — 0.9%
City of Baltimore Maryland, RB, Water Projects, Series A, 5.00%, 7/01/41	2,808	3,245,956

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,461	1,671,956

Michigan — 3.2%
State of Michigan Finance Authority, RB, Beumont Health Credit Group, Series A, 5.00%, 11/01/44	1,970	2,195,370
State of Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	7,530	8,292,940
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	989,768

		11,478,078
Nevada — 4.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19(a)(f)	3,778	4,029,956
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 7/01/19	4,499	4,817,449
5.75%, 7/01/19	1,829	1,966,455
Las Vegas Valley Water District, GO, Refunding Water Improvement, Series A, 5.00%, 6/01/46	3,460	4,009,396

		14,823,256
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Techical Schools Project, 5.25%, 5/01/51	800	922,458
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36(f)	1,840	1,956,432

		2,878,890

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 6.5%
City of New York New York Water & Sewer System, RB, Fiscal 2009, Series A:
5.75%, 6/15/18(a)	$290	$298,094
5.75%, 6/15/40	969	996,840
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,464,608
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,470	4,059,883
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,753,613
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax, Sub-Series A-3, 5.00%, 8/01/40(f)	3,059	3,586,106
New York City Water & Sewer System, RB, 2nd General Resolution, Series DD, 5.00%, 6/15/35	1,665	1,939,053
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,631,132
Triborough Bridge & Tunnel Authority, GRB, Series A-2, 5.25%, 11/15/34(f)	1,300	1,356,647

		23,085,976
Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,912	3,107,685
State of Ohio, RB, Cleveland Health Clinic, Series B, 5.50%, 1/01/34	580	609,006

		3,716,691
Pennsylvania — 0.3%
County of Westmoreland Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/42	900	1,026,803

South Carolina — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System , Series A, 5.00%, 2/15/41	3,440	3,942,025
South Carolina Public Service Authority, Refunding RB, Series A(a)(f):
5.50%, 1/01/19	102	106,718
5.50%, 1/01/19	1,175	1,233,956

		5,282,699
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,430,627

Security	Shares/Par (000)	Value
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(a)(f)	$1,430	$1,510,921
Froedtert Health, Inc., Series A, 5.00%, 4/01/42	1,980	2,140,221

		3,651,142

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.8%		130,399,778

Total Long-Term Investments — 159.4% (Cost — $521,863,363)		564,263,944

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(g)(h)	5,203,622	5,205,183

Total Short-Term Securities — 1.5% (Cost — $5,205,183)		5,205,183

Total Investments — 160.9% (Cost — $527,068,546)		569,469,127
Other Assets Less Liabilities — 0.3%		1,195,869
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.0)%		(74,518,577)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.2)%		(142,264,647)

Net Assets Applicable to Common Shares — 100.0%		$353,881,772

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to August 1, 2025 is $15,995,433. See Note 4 of the Notes to Financial Statements for details.
(g)	Annualized 7-day yield as of period end.

(h)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,790,782	3,412,840	5,203,622	$5,205,183	$11,110	$785	$(217)

(a)	Includes net capital gain distributions, if applicable.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(58)	12/19/17	$7,246	$109,380
Long U.S. Treasury Bond	(64)	12/19/17	9,758	194,620
Ultra Long U.S. Treasury Bond	(13)	12/19/17	2,142	46,487
5-Year U.S. Treasury Note	(28)	12/29/17	3,281	31,418

				$381,905

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$381,905	$—	$381,905

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(681,361)	$—	$(681,361)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$853,033	$—	$853,033

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,293,727

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$564,263,944	$—	$564,263,944
Short-Term Securities	5,205,183	—	—	5,205,183

	$5,205,183	$564,263,944	$—	$569,469,127

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$381,905	$—	$—	$381,905

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(74,326,061)	$—	$(74,326,061)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(216,826,061)	$—	$(216,826,061)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$570	$633,333
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,223,786
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,166,680
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,898,249

		4,922,048
Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46(a)	1,230	1,277,232
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,417,260
5.00%, 12/01/37	2,360	2,875,141

		6,569,633
California — 11.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,641,812
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,474,230
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	999,766
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	115,794
5.25%, 8/15/49	265	290,231
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	165	184,262
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,025	1,104,294
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,510	1,603,711
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	330	354,156
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	589,549
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	312,923
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	1,650	1,649,950
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22(b)	2,405	2,206,804
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29(b)	3,475	2,495,189
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,008,464
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	631,417
Sub-Series I-1, 6.38%, 11/01/19(c)	820	906,248
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,250	1,250,762

		27,819,562
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,527,954
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	772,395
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,567,072
University of Colorado, RB, Series A, 5.38%, 6/01/19(c)	1,250	1,332,675

		5,200,096

Security	Par (000)	Value
Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$790	$836,626
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	840	945,857
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,510,141

		4,292,624
District of Columbia — 4.8%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	315	370,283
Issue, 5.00%, 4/01/42	365	423,177
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,678,886
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(b)	13,485	7,004,648
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	505	535,654
5.25%, 10/01/44	1,470	1,563,815

		11,576,463
Florida — 4.7%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(c)	2,375	2,573,574
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(c)	750	778,357
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	960	1,068,960
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,899,659
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	2,095	2,550,306
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,420	1,588,526

		11,459,382
Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	370	433,636
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	628,752
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(c)	2,410	2,562,433

		3,624,821
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,024,522

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	540	612,106

Illinois — 15.8%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,220	1,263,932
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	2,195	2,329,905
5.00%, 1/01/35	2,000	2,101,500
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	885	889,912

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/21(c)	$1,680	$1,909,841
Series A, 5.75%, 1/01/39	320	359,853
Series C, 6.50%, 1/01/21(c)	4,055	4,703,678
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	783,334
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,063,980
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	598,998
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,201,647
Presence Health Network, Series C, 4.00%, 2/15/41	1,035	1,049,386
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47(b)	13,220	3,727,776
Series B (AGM), 5.00%, 6/15/50	3,070	3,252,911
Series B-2, 5.00%, 6/15/50	1,740	1,748,804
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	356,287
6.00%, 6/01/28	800	901,456
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,144,165
Series A, 5.00%, 4/01/38	2,625	2,730,814
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(c)	440	468,930
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,870	2,126,190
Senior, Series C, 5.00%, 1/01/37	2,000	2,271,240
Series A, 5.00%, 1/01/38	415	462,613
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	705	770,339

		38,217,491
Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	663,158
7.00%, 1/01/44	1,355	1,612,504
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,575,823
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	333,690
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,105,427
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	290	314,151
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	627,179
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 5/01/19(c)	1,065	1,135,375
5.75%, 5/01/31	235	249,467
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(c)	775	819,159
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	992,165

		10,428,098
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	330	341,992
5.50%, 12/01/22	1,630	1,669,104
5.25%, 12/01/25	320	341,033
5.88%, 12/01/26(a)	285	302,536

Security	Par (000)	Value
Iowa (continued)
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	$655	$692,571
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	980	984,165

		4,331,401
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,651,860

Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	757,275
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(d)	865	755,794

		1,513,069
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19(c)	570	599,064
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,500,000
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	455,211
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	756,847
5.25%, 5/15/31	600	651,474
5.25%, 5/15/32	765	837,820
5.25%, 5/15/33	830	901,305
5.25%, 5/15/35	350	380,762

		8,082,483
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 7/01/19(c)	65	69,056
5.00%, 7/01/39	145	151,934

		220,990
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	319,716
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	530	559,791
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	305	349,500
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21(c)	1,520	1,751,420

		2,980,427
Massachusetts — 2.0%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,860	1,679,617
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,401,845
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	1,575	1,576,055
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	268,204

		4,925,721

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$3,085	$3,420,309
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(c)	530	585,215
5.50%, 5/15/36	425	461,023
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	685,295
Henry Ford Health System, 4.00%, 11/15/46	1,040	1,061,382
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	2,105	2,298,408

		8,511,632
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18(c)	2,135	2,259,385

Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19(c)	675	726,374

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	198,925
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	191,084

		390,009
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	635,202
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,755	1,810,160

		2,445,362
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,284,720

New Jersey — 6.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	770,471
5.25%, 11/01/44	1,095	1,142,490
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(a)	775	778,759
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,552,368
5.25%, 9/15/29	1,365	1,494,497
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,740,960
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,925	2,148,127
Series E, 5.00%, 1/01/45	1,875	2,111,194
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	315	334,464
Transportation Program, Series AA, 5.00%, 6/15/44	580	611,291
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,693,912
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,812,705

		16,191,238
New York — 7.5%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	310	346,338

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(a)	$1,300	$1,345,175
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,800	1,482,624
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	233	251,218
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,405	1,378,136
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	680	794,288
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,531,881
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,999,999
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(c)	1,740	1,874,798
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	765	858,766
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	913,869
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,275	2,472,857
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	245	270,820
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	605	673,202
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,002,294
6.00%, 12/01/42	875	970,042

		18,166,307
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19(c)	970	1,028,472
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	457,869

		1,486,341
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	2,570	2,406,059
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	521,357
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	328,724
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	637,994

		3,894,134
Pennsylvania — 3.1%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	460	505,945
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,684,304

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued):
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	$2,015	$2,234,293
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,170,703
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	900,067

		7,495,312
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,345	1,320,010
5.63%, 5/15/43	1,280	1,254,093

		2,574,103
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	580	625,054
Series B, 4.50%, 6/01/45	1,900	1,903,572
Series B, 5.00%, 6/01/50	2,605	2,687,787

		5,216,413
South Carolina — 3.6%
State of South Carolina Ports Authority, ARB:
5.25%, 7/01/40	2,285	2,474,792
AMT, 5.25%, 7/01/55	925	1,032,948
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,385	2,691,520
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,551,472

		8,750,732
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,052,667
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	495	556,355

		1,609,022
Texas — 5.6%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21(c)	1,480	1,707,831
Sub-Lien, 5.00%, 1/01/33	250	276,138
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	440	491,300
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,675,650
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(c)	485	535,411
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,100,827
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(c)	325	410,904
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(c)	1,910	2,035,162
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19(c)	450	490,180
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/31(b)(c)	1,400	620,172

Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	$2,000	$2,257,260
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,885,300

		13,486,135
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	665	762,010

Virginia — 1.8%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	647,281
Residential Care Facility, 5.00%, 7/01/47	970	1,002,088
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	606,738
6.00%, 1/01/37	1,830	2,068,906

		4,325,013
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17(c)	1,340	1,340,000
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 1/01/43	1,555	1,759,405
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	1,085	1,250,582
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	540	601,619
State of Washington, GO, Series D, 5.00%, 2/01/42	1,890	2,196,501
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,792,229

		8,940,336
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19(c)	4,980	5,339,058
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,830,435
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,305	1,344,816

		8,514,309
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19(c)	210	219,419

Total Municipal Bonds — 111.2%		268,701,103

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,220	1,281,476

California — 9.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Series F-1, 5.63%, 4/01/44(c)	2,271	2,416,091
Toll Bridge Subordinate, 4.00%, 4/01/42(f)	2,257	2,388,936
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(c)(f)	1,845	1,914,661
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(c)	6,600	7,105,802

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$4,121	$4,471,320
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2 Bonds, 5.00%, 10/01/47	2,250	2,596,639
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(c)	748	801,241

		21,694,690
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health(c):
Series C-3 (AGM), 5.10%, 4/29/18	2,580	2,630,723
Series C-7 (AGM), 5.00%, 5/01/18	1,650	1,681,928
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(f)	1,490	1,566,228
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,806,866

		8,685,745
Florida — 1.8%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/34	3,939	4,308,481

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18(c)	2,259	2,331,315

Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	4,502	5,047,761

New Hampshire — 0.6%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(c)(f)	1,410	1,498,301

New York — 9.1%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,185,698
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(f)	1,110	1,261,212
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,240	3,787,804
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,387,028
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(f)	4,460	5,129,064
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,153,663

		21,904,469
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University, Series B, 5.00%, 10/01/55	1,830	2,082,412
Wake Forest University, 5.00%, 1/01/19(c)	1,080	1,127,833

		3,210,245
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/19(c)	9,644	10,120,942

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,992,388

Security	Shares/Par (000)	Value
Texas — 6.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,720	$1,938,883
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	2,350	2,621,754
County of Harris Texas, RB, Senior Lien Toll Road, Series A(f):
5.00%, 8/15/19(c)	2,620	2,778,017
5.00%, 8/15/38	2,004	2,124,943
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,041	2,319,023
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	2,720	2,904,661

		14,687,281
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,653,843

Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/18(c)	3,749	3,830,530
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,242,721

		6,073,251
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(c)(f)	3,959	4,184,089

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.4%		109,674,277

Total Long-Term Investments — 156.6% (Cost — $348,801,863)		378,375,380

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(g)(h)	5,852,278	5,854,033

Total Short-Term Securities — 2.4% (Cost — $5,854,033)		5,854,033

Total Investments — 159.0% (Cost — $354,655,896)		384,229,413
Other Assets Less Liabilities — 1.8%		4,381,014
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.2)%		(63,281,688)
VMTP Shares, at Liquidation Value — (34.6)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$241,628,739

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is $13,416,511. See Note 4 of the Notes to Financial Statements for details.
(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD)

(h)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	575,572	5,276,706	5,852,278	$5,854,033	$14,769	$472	$(57)

(a)	Includes net capital gains distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(30)	12/19/17	$3,748	$59,018
Long U.S. Treasury Bond	(39)	12/19/17	5,946	121,546
Ultra Long U.S. Treasury Bond	(20)	12/19/17	3,296	71,858
5-Year U.S. Treasury Note	(43)	12/29/17	5,039	45,680

				$298,102

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$298,102	$—	$298,102

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(439,239)	$—	$(439,239)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$536,468	$—	$536,468

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$16,674,801

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$378,375,380	$—	$378,375,380
Short-Term Securities	5,854,033	—	—	5,854,033

	$5,854,033	$378,375,380	$—	$384,229,413

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$298,102	$—	$—	$298,102

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(63,115,775)	$—	$(63,115,775)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(146,815,775)	$—	$(146,815,775)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.2%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,875	$2,187,525

Arizona — 1.1%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46(a)	890	924,176
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	986,807

		1,910,983
California — 14.1%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20(b)	2,000	1,923,740
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,191,119
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,782,570
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	508,453
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	88,224
5.25%, 8/15/49	195	213,566
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	120	134,009
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	730	786,473
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,090	1,157,645
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	235	252,202
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	424,900
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	227,023
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	1,190	1,189,964
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29(b)	2,525	1,813,051
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 7/01/19(b)	2,070	2,028,869
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,408,148
6.50%, 4/01/33	7,325	7,883,751
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	464,952
Sub-Series I-1, 6.38%, 11/01/19(c)	600	663,108
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	935	935,570

		25,077,337
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,107,897
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	554,819
University of Colorado, RB, Series A, 5.38%, 6/01/19(c)	920	980,849

		2,643,565

Security	Par (000)	Value
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$570	$603,641
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	605	681,242
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,117,609

		3,402,492
District of Columbia — 4.2%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	230	270,365
Issue, 5.00%, 4/01/42	265	307,238
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	270,478
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,063,820
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	10,170	5,525,158

		7,437,059
Florida — 3.6%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(c)	1,725	1,869,227
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(c)	545	565,607
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	700	779,450
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,525	1,856,428
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43(d)	1,140	1,275,295

		6,346,007
Georgia — 0.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	316,437
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	451,412
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(c)	740	786,805

		1,554,654
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	737,222

Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,008,200
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	390	442,077

		2,450,277
Illinois — 16.8%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	885	916,869
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,430,743
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	590	593,275
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/21(c)	2,100	2,387,301
Series A, 5.75%, 1/01/39	400	449,816
Series C, 6.50%, 1/01/21(c)	2,935	3,404,512

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$530	$568,722
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,845	1,963,043
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	438,552
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	800	862,168
Presence Health Network, Series C, 4.00%, 2/15/41	745	755,356
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47(b)	9,555	2,694,319
Series B (AGM), 5.00%, 6/15/50	2,230	2,362,863
Series B-2, 5.00%, 6/15/50	1,260	1,266,376
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	260,146
6.00%, 6/01/28	500	563,410
State of Illinois, GO:
5.00%, 2/01/39	810	842,521
Series A, 5.00%, 4/01/38	1,920	1,997,395
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(c)	315	335,711
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,540,635
Senior, Series C, 5.00%, 1/01/37	1,450	1,646,649
Series A, 5.00%, 1/01/38	915	1,019,978
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	520	568,194

		29,868,554
Indiana — 4.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	491,447
7.00%, 1/01/44	1,000	1,190,040
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,879,502
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	242,194
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	794,190
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	210	227,489
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	450,282
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 5/01/19(c)	1,360	1,449,869
5.75%, 5/01/31	300	318,468
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(c)	565	597,194
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	721,574

		8,362,249
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	240	248,722
5.25%, 12/01/25	940	1,001,786
5.88%, 12/01/26(a)	210	222,921
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	580	613,269

		2,086,698

Security	Par (000)	Value
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	$1,105	$1,200,859

Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	558,558
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(e)	635	554,831

		1,113,389
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19(c)	420	441,416
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,500,000
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	328,175
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	551,417
5.25%, 5/15/31	435	472,319
5.25%, 5/15/32	555	607,830
5.25%, 5/15/33	600	651,546
5.25%, 5/15/35	255	277,412

		5,830,115
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 7/01/19(c)	45	47,808
5.00%, 7/01/39	105	110,021

		157,829
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	234,458
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	390	411,922
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	220	252,098
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21(c)	1,095	1,261,714

		2,160,192
Massachusetts — 2.6%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,365	1,232,622
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	1,016,788
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	1,155	1,155,774
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	378,641
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	825	842,416

		4,626,241
Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,477,922

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan (continued)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(c)	$380	$419,588
5.50%, 5/15/36	310	336,276
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	494,935
Henry Ford Health System, 4.00%, 11/15/46	750	765,420
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	1,520	1,659,658

		6,153,799
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18(c)	1,540	1,629,720

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	142,089
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	141,948

		284,037
Nebraska — 1.1%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,835	1,892,674

New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,655,888

New Jersey — 5.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	555,578
5.25%, 11/01/44	790	824,262
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(a)	560	562,716
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,145,009
5.25%, 9/15/29	990	1,083,921
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,263,600
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,355	1,525,689
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	225	238,903
Transportation Program, Series AA, 5.00%, 6/15/44	420	442,659
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,102,388
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,313,015

		10,057,740
New York — 7.8%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	826,743
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(a)	1,000	1,034,750
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,355	1,116,086
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44(d)	262	281,979
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,020	1,000,498

Security	Par (000)	Value
New York (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	$490	$572,354
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,109,294
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,463,556
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(c)	1,270	1,368,387
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	555	623,026
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	661,211
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,495	1,625,020
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	175	193,443
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	440	489,601
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	723,879
6.00%, 12/01/42	630	698,431

		13,788,258
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	336,507

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	1,855	1,736,670
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	388,244
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	210	238,041
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	461,996

		2,824,951
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	335	368,460
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	1,949,316
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	440	487,885
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	847,568
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	662,314

		4,315,543
Puerto Rico — 1.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	975	956,885
5.63%, 5/15/43	925	906,278

		1,863,163

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	$420	$452,626
Series B, 4.50%, 6/01/45	1,375	1,377,585
Series B, 5.00%, 6/01/50	1,895	1,955,223

		3,785,434
South Carolina — 3.8%
State of South Carolina Ports Authority, ARB:
5.25%, 7/01/40	1,650	1,787,049
AMT, 5.25%, 7/01/55	670	748,189
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,302,181
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,845,866

		6,683,285
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	773,388
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	360	404,622

		1,178,010
Texas — 5.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21(c)	1,070	1,234,716
Sub-Lien, 5.00%, 1/01/33	180	198,819
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	320	357,309
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	550,413
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(c)	240	303,437
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(c)	1,380	1,470,431
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 9/15/40	2,525	937,760
0.00%, 9/15/41	1,395	491,305
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19(c)	320	348,573
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	145	155,855
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/31(b)(c)	1,015	449,624
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,165	1,314,854
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,441,700

		9,254,796
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	485	555,752

Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	441,264

Security	Par (000)	Value
Virginia (continued)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT (continued):
6.00%, 1/01/37	$1,345	$1,520,590

		1,961,854
Washington — 3.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32(c)	1,355	1,355,000
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 1/01/43	1,125	1,272,881
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	785	904,799
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	390	434,503
State of Washington, GO, Series D, 5.00%, 2/01/42	1,365	1,586,362
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,317,977

		6,871,522
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19(c)	3,620	3,881,002
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,321,981
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	945	973,832

		6,176,815

Total Municipal Bonds — 107.4%		190,422,995

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	880	924,343

California — 8.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge Subordinate, 4.00%, 4/01/42(g)	1,638	1,733,564
Series F-1, 5.63%, 4/01/19(c)	1,641	1,745,546
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(c)(g)	1,335	1,385,405
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(c)	4,770	5,135,557
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,967	3,219,351
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,635	1,886,891
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(c)	553	592,918

		15,699,232
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health(c):
Series C-3 (AGM), 5.10%, 4/29/18	1,870	1,906,764
Series C-7 (AGM), 5.00%, 5/01/18	1,200	1,223,220
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(g)	1,080	1,135,253

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Colorado (continued)
County of Adams Colorado, COP, Refundig, 4.00%, 12/01/45	$1,950	$2,027,181

		6,292,418
Florida — 1.8%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/34	2,840	3,105,605

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series-C, 5.00%, 9/01/18(c)	1,649	1,702,067

Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	3,211	3,600,736

New Hampshire — 0.6%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(c)(g)	1,020	1,083,877

New York — 10.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,457,450
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	865,239
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(g)	810	920,344
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,340	2,735,636
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,087,359
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(g)	3,250	3,737,547
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,563,143

		19,366,718
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University, Series B, 5.00%, 10/01/55	1,320	1,502,068
Wake Forest University, 5.00%, 1/01/19(c)	800	835,432

		2,337,500
Ohio — 4.1%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/19(c)	6,974	7,319,188

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,444,944

Texas — 6.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,420,345
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	1,710	1,907,744
County of Harris Texas, RB, Senior Lien Toll Road, Series A:
5.00%, 8/15/19(c)(g)	1,905	2,020,376
5.00%, 8/15/38	1,458	1,545,413
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,801	2,046,198
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	1,980	2,114,422

		11,054,498

Security	Shares/Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,395	$1,469,092

Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/18(c)	2,729	2,788,626
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,662,514

		4,451,140
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(c)(g)	2,859	3,021,842

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.7%		82,873,200

Total Long-Term Investments — 154.1% (Cost — $252,578,396)		273,296,195

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(h)(i)	4,263,882	4,265,161

Total Short-Term Securities — 2.4% (Cost — $4,265,161)		4,265,161

Total Investments — 156.5% (Cost — $256,843,557)		277,561,356
Other Assets Less Liabilities — 1.7%		3,118,485
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(48,276,895)
VMTP Shares, at Liquidation Value — (31.0)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$177,402,946

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, is $9,716,229. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(i)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	712,360	3,551,522	4,263,882	$4,265,161	$10,263	$447	$(71)

(a)	Includes net capital gains distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(23)	12/19/17	$2,874	$38,724
Long U.S. Treasury Bond	(28)	12/19/17	4,269	86,921
Ultra Long U.S. Treasury Bond	(14)	12/19/17	2,307	50,743
5-Year U.S. Treasury Note	(26)	12/29/17	3,047	29,838

				$206,226

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$206,226	$—	$206,226

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(296,041)	$—	$(296,041)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$333,041	$—	$333,041

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,607,106

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$273,296,195	$—	$273,296,195
Short-Term Securities	4,265,161	—	—	4,265,161

	$4,265,161	$273,296,195	—	$277,561,356

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$206,226	$—	$—	$206,226

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(48,150,135)	$—	$(48,150,135)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(103,150,135)	$—	$(103,150,135)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19(a)	$2,330	$2,504,936
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	631,823
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	1,420	1,777,712

		4,914,471
California — 23.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	2,895	3,006,631
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	1,945,644
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/19(a)	1,325	1,429,172
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,085	1,279,280
2nd, 5.25%, 5/01/33	850	975,953
5.00%, 5/01/44	1,090	1,218,500
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,619,368
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,684,928
5.75%, 3/01/34	2,180	2,461,634
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,747,941
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,977,575
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/18(a)	2,100	2,162,622
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18(a)	1,850	1,911,938
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,727,331
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20(a)	1,000	1,110,540
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,878,527
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21(a)	1,335	1,544,168
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,799,070
5.50%, 11/01/31	2,465	2,951,837
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	850,556
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	652,282
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,738,294

		42,673,791
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,168,940
5.50%, 11/15/30	340	394,543
5.50%, 11/15/31	405	468,500
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19(a)	1,900	2,037,484

		4,069,467

Security	Par (000)	Value
District of Columbia — 1.1%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/18(a)	$2,000	$2,081,100

Florida — 15.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	469,480
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,164,693
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	2,022,576
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,665,705
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	115	116,452
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,154,735
Series A, 6.00%, 10/01/38	1,000	1,193,100
Series B, AMT, 6.25%, 10/01/38	460	546,204
Series B, AMT, 6.00%, 10/01/42	615	713,197
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,234,660
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 4/01/40	3,465	3,900,447
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19(a)	4,645	4,993,421
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,218,225
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	3,995	4,593,571

		28,986,466
Hawaii — 1.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	483,773
5.25%, 8/01/26	460	520,467
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,500	1,687,575

		2,691,815
Illinois — 14.7%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	1,000	1,106,410
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 1/01/21(a)	960	1,091,338
3rd Lien, Series A, 5.75%, 1/01/39	185	208,040
3rd Lien, Series C, 6.50%, 1/01/21(a)	5,225	6,060,843
Senior Lien, Series D, AMT, 5.00%, 1/01/42	430	483,763
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	2,000	2,106,520
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,079,000
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,920,777
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,149,445
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,337,050
5.25%, 12/01/43	1,505	1,573,357
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 2/15/41	555	612,615
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,589,153
6.00%, 6/01/28	400	450,728

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
5.25%, 2/01/31	$875	$941,894
5.25%, 2/01/32	1,355	1,454,701
5.50%, 7/01/33	2,000	2,170,620
5.50%, 7/01/38	425	455,222

		26,791,476
Indiana — 3.8%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,376,722
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19(a)	545	572,909
5.50%, 1/01/38	2,235	2,343,308
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	610,285

		6,903,224
Louisiana — 4.0%
City of New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 1/01/48	3,740	4,232,782
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,500	1,743,435
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,279,954

		7,256,171
Maryland — 0.9%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,607,177

Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	245	273,996
5.25%, 1/01/42	545	626,570
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 1/01/40	595	680,591
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	830	880,314

		2,461,471
Michigan — 1.1%
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18(a)	1,910	2,022,881

Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	205	216,416
6.50%, 11/15/38	1,120	1,176,997
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	575	598,656

		1,992,069
Mississippi — 2.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,292,017
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,163,190

		4,455,207

Security	Par (000)	Value
Montana — 0.3%
Montana State Board of Housing, RB, Series B-2:
3.38%, 12/01/37	$245	$241,999
3.50%, 12/01/42	105	103,444
3.60%, 12/01/47	165	163,497

		508,940
Nevada — 3.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,522,137
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/18(a)	3,500	3,580,815
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19(a)	1,500	1,602,330

		6,705,282
New Jersey — 7.1%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	3,000	3,339,180
(AGM), 5.00%, 1/01/31	790	889,643
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,240,427
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	3,170	3,332,018
Series AA, 5.50%, 6/15/39	1,890	2,054,109
Series B, 5.25%, 6/15/36	1,000	1,063,170

		12,918,547
New York — 5.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,623,398
Water & Sewer System, 5.38%, 6/15/43	1,305	1,459,799
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21(a)	1,510	1,728,074
5.75%, 2/15/47	1,000	1,139,210
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,235,620
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/41	535	589,752

		10,775,853
Ohio — 1.3%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,338,680

Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	955	1,049,707

Pennsylvania — 1.1%
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/47	575	641,574
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 6/01/47	170	195,527
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,145,760

		1,982,861
South Carolina — 6.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,555,091
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,134,860
6.00%, 7/01/38	1,695	1,974,302
5.50%, 7/01/41	1,000	1,131,510

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	$1,095	$1,222,786
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,500	2,822,425

		10,840,974
Tennessee — 1.5%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	2,500	2,805,400

Texas — 22.9%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18(a)	2,500	2,577,525
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,569,005
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19(a)	3,790	4,067,239
6.00%, 11/15/35	210	226,132
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien(a):
5.25%, 12/01/18	1,490	1,556,558
5.25%, 12/01/18	1,110	1,159,584
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,212,607
Series H, 5.00%, 11/01/37	2,200	2,443,386
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,467,081
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/21(a)	3,150	3,617,271
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18(a)	1,835	1,849,203
1st Tier System (NPFGC), 5.75%, 1/01/40	590	594,567
1st Tier System, Series A, 5.63%, 1/01/18(a)	2,940	2,961,903
1st Tier System, Series A, 5.63%, 1/01/33	3,645	3,672,483
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18(a)	5,360	5,401,487
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18(a)	2,460	2,479,040
1st Tier System, Series SE (NPFGC), 5.75%, 1/01/40	915	922,082
1st Tier-Series A, 5.00%, 1/01/43(b)	910	1,051,132
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	702,156

		41,530,441
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	1,470	1,697,277

Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	636,525
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,300	1,375,478

		2,012,003
Washington — 2.7%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/21(a)	1,375	1,545,720
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 5/01/37	1,450	1,686,814
5.00%, 5/01/42	385	443,755
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,202,635

		4,878,924

Security	Par (000)	Value
Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 1/01/42	$330	$373,481

Total Municipal Bonds — 131.7%		239,325,156

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2 Bonds, 5.00%, 10/01/47	4,500	5,193,278

Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18(a)	5,610	5,720,293

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	2,001,278

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(d)	1,039	1,084,914

Florida — 4.3%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18(a)	7,500	7,744,088

Illinois — 1.4%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,580,413

Maryland — 0.9%
City of Baltimore Maryland, RB, Subordinate Wastewater Projects, Series A, 5.00%, 7/01/46	1,499	1,724,142

Michigan — 1.9%
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,435,748

Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO(a):
Limited Tax, 6.00%, 7/01/18	5,000	5,162,775
Series B, 5.50%, 7/01/19	3,749	4,014,541

		9,177,316
New Jersey — 1.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,159	2,222,847

New York — 5.3%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,466,797
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,106,618
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(d)	2,660	3,059,038

		9,632,453
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/38	1,184	1,357,318

Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,058,378

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Shares/Par (000)	Value
Virginia — 1.5%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 4/01/47(d)	$2,320	$2,690,875

Total Municipal Bonds Transferred to Tender Option Bond Trusts —30.6%		55,623,341

Total Long-Term Investments — 162.3% (Cost — $275,429,873)		294,948,497

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(e)(f)	525,382	525,539

Total Short-Term Securities — 0.3% (Cost: — $525,539)		525,539

Total Investments — 162.6% (Cost — $275,955,412)		295,474,036
Other Assets Less Liabilities — 1.3%		2,441,821
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.0)%		(29,191,135)
VMTP Shares, at Liquidation Value — (47.9)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$181,724,722

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to October 1, 2024, is $3,450,256. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,580,695	(5,055,313)	525,382	$525,539	$10,336	$1,222	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(28)	12/19/17	$3,498	$53,060
Long U.S. Treasury Bond	(21)	12/19/17	3,202	63,520
Ultra Long U.S. Treasury Bond	(6)	12/19/17	989	22,362
5-Year U.S. Treasury Note	(34)	12/29/17	3,984	38,704

				$177,646

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$177,646	$—	$177,646

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(296,675)	$—	$(296,675)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$309,747	$—	$309,747

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,023,293

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$294,948,497	$—	$294,948,497
Short-Term Securities:	525,539	—	—	525,539

Total	$525,539	$294,948,497	$—	$295,474,036

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$177,646	$—	$—	$177,646

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(29,123,326)	$—	$(29,123,326)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(116,123,326)	$—	$(116,123,326)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19(a)	$4,615	$4,961,494

Arizona — 3.6%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,247,880
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,910,916
Arizona Industrial Development Authority, RB, Academies of Math & Science Projects, Series B, 4.25%, 7/01/27(b)	590	588,118
Arizona State University, RB, Series D, 5.00%, 7/01/32	1,350	1,587,101
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24(b)	750	818,243
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,483,751
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/21(a)	1,600	1,809,280
Glendale Union School District No. 205, GO, Series C, (BAM):
5.00%, 7/01/24	1,945	2,259,331
5.00%, 7/01/27	500	571,295
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	783,111
5.00%, 7/01/32	1,925	2,128,395
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,194,955
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,048,770

		21,431,146
Arkansas — 0.9%
City of Benton Arkansas, RB, 5.00%, 6/01/29	1,055	1,225,214
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,696,998
5.00%, 3/01/34	1,270	1,462,125

		5,384,337
California — 4.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,358,470
California Health Facilities Financing Authority, Refunding RB, 5.00%, 11/15/29	1,930	2,353,037
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,426,688
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23(c)	605	606,924
City of Los Angeles Department of Airports, RB, Subordinate, Series A, AMT, 5.00%, 5/15/31	3,450	4,100,394
City of San Jose California, Refunding ARB, AMT:
Norman Y Mineta San Jose International Airport SJC, Series A, 5.00%, 3/01/30	500	596,550
Series A-1, 5.00%, 3/01/25	2,000	2,205,940
City of San Jose California, Refunding RB, Norman Y Mineta San Jose International Airport SJC, AMT, Series A, 5.00%, 3/01/29	1,250	1,501,675
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 6/01/26	5,000	5,883,800
State of California, GO:
5.50%, 4/01/28	15	15,057
Various Purposes, 5.00%, 11/01/17(a)	105	105,000
Various Purposes, 5.75%, 4/01/31	7,000	7,469,700
Various Purposes, 5.00%, 11/01/32	660	660,000

		29,283,235

Security	Par (000)	Value
Colorado — 1.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatiives, Series B-1, 5.00%, 7/01/38	$270	$287,461
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,864,475
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	547,220
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,301,620

		6,000,776
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	4,884,110
University of Connecticut, RB, Series A, 5.00%, 3/15/28	5,000	5,860,250

		10,744,360
Florida — 8.5%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,227,800
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/27	1,635	1,822,436
County of Lee Florida, Refunding RB, Series A, AMT, 5.50%, 10/01/23	1,000	1,139,930
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,108,584
6.00%, 10/01/29	3,480	4,109,984
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/32	5,020	5,736,605
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,705,125
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18(a)	8,000	8,284,320
Florida Gulf Coast University Financing Corp., Refunding RB, Housing Project, Series A(d):
5.00%, 8/01/28	1,000	1,202,370
5.00%, 8/01/29	1,000	1,194,510
5.00%, 8/01/30	1,390	1,646,844
5.00%, 8/01/31	1,295	1,523,050
5.00%, 8/01/32	2,000	2,340,700
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 3.65%, 5/01/22(b)	640	642,803
Del Webb Project, 4.30%, 5/01/27(b)	520	524,342
Lakewood National and Polo Run Projects, 4.00%, 5/01/22	1,500	1,510,200
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,485	1,542,796
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(e)(f)	143	99,782

		50,362,181
Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	10,315	12,137,454
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 4/01/31	800	933,392
5.00%, 4/01/32	1,250	1,450,613
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 4/01/32	1,000	1,160,490

		15,681,949

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	$5,000	$5,509,850

Illinois — 15.4%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.00%, 1/01/32	5,000	5,636,700
5.50%, 1/01/32	1,500	1,704,210
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT, Series C:
5.25%, 1/01/28	1,350	1,537,178
5.25%, 1/01/29	3,020	3,432,441
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 1/01/32	3,745	4,323,602
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 1/01/23	13,000	14,903,980
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,038,217
Cook County Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	1,000	1,036,660
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	504,407
5.00%, 5/01/31	500	530,830
5.00%, 5/01/32	500	529,580
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,958,745
6.25%, 6/01/24	11,750	12,427,857
State of Illinois, GO:
5.25%, 2/01/30	5,010	5,407,443
5.00%, 5/01/30	10,000	10,697,000
State of Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc.:
5.00%, 3/01/28	1,100	1,292,643
5.00%, 3/01/29	700	816,970
5.00%, 3/01/30	550	636,708
5.00%, 3/01/31	450	517,316
5.00%, 3/01/32	920	1,052,020
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,216,692
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	5,220	6,085,894

		91,287,093
Indiana — 5.0%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,343,024
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,113,120
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,444,800
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,170,250
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/33	5,000	5,836,650

		29,907,844
Iowa — 1.1%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	782,396
5.25%, 4/01/24	730	821,279
5.25%, 4/01/25	520	584,283
5.25%, 4/01/26	360	403,992

Security	Par (000)	Value
Iowa (continued)
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20(a)	$2,315	$2,556,339
Upper Iowa University Project, 5.00%, 9/01/20(g)	1,000	1,071,460

		6,219,749
Kansas — 1.4%
County of Seward Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 9/01/33	1,005	1,166,765
5.00%, 9/01/33	4,995	5,569,375
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,617,705

		8,353,845
Kentucky — 0.5%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Catholic Health Initiatives:
5.00%, 12/01/35	120	127,920
Series A, 5.00%, 12/01/31	2,750	2,959,275

		3,087,195
Louisiana — 3.7%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,326,660
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/19(a)	850	897,914
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,856,609
5.00%, 12/01/28	3,715	4,158,868
New Orleans Aviation Board, RB:
General Airport, North Terminal Project, Series B, AMT, 5.00%, 1/01/32	800	934,312
Series A, 5.00%, 1/01/32	1,000	1,153,090
Series A, 5.00%, 1/01/33	1,000	1,148,870
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	3,000	3,174,570
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,097,187

		21,748,080
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,967,967

Maryland — 1.1%
City of Rockville Maryland, RB, Ingleside King Farm Project, 3.50%, 11/01/26(d)	1,825	1,827,591
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,375	1,468,184
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,282,751
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,676,415

		6,254,941
Massachusetts — 2.4%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, Series A, 5.00%, 1/01/30	1,500	1,777,020
Emerson College Issue, Series A, 5.00%, 1/01/31	1,730	1,963,412
Emerson College Issue, Series A, 5.00%, 1/01/31	2,005	2,344,406
Suffolk University, 5.00%, 7/01/29	2,700	3,157,380
Suffolk University, 5.00%, 7/01/30	3,125	3,645,844

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	$1,060	$1,144,800

		14,032,862
Michigan — 3.2%
County of Wayne Airport Authority, Refunding ARB, Junior Lien Series B, AMT, 5.00%, 12/01/30	700	813,057
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 5/01/25	1,000	1,112,300
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	4,000	4,547,040
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,821,225
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19(a)	4,900	5,301,065
State of Michigan, Refunding RB, Grant Anticipation, 5.00%, 3/15/25	3,750	4,500,150

		19,094,837
Minnesota — 1.2%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 6/01/30	150	159,170
4.00%, 6/01/31	50	52,788
County of St. Paul Minnesota Housing & Redevelopment Authority, RB, Great River School Project, Series A, 4.75%, 7/01/29(b)	250	253,080
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,115,430
Series C, 5.00%, 8/01/27	1,390	1,625,994
Series C, 5.00%, 8/01/28	740	862,566
Series C, 5.00%, 8/01/29	1,555	1,808,869
Series C, 5.00%, 8/01/30	835	969,351

		6,847,248
Missouri — 0.1%
City of St. Louis Missouri Industrial Development Authority, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	395	401,782

Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 6/15/30	500	578,785

Nebraska — 0.9%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	919,824
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,076,650
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/30	1,000	1,129,510
5.00%, 1/01/32	2,000	2,250,460

		5,376,444
Nevada — 1.7%
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,766,050
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,040,426

		9,806,476
New Jersey — 24.0%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,139,060

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	$6,040	$6,649,859
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/26	1,500	1,743,435
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/27	1,000	1,159,200
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,235,170
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,927,847
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,704,535
Sub-Series A (BAM), 5.00%, 7/01/28	1,615	1,903,455
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	10,934,700
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 7/01/30	5,000	5,724,100
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph Health System Obligated Group Issue, 5.00%, 7/01/30	1,595	1,808,092
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,040	1,137,042
Student Loan, Series 1A, 4.75%, 12/01/21	1,370	1,454,817
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/32	12,000	13,939,080
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,438,200
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	2,000	2,234,100
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	10,000	10,212,900
Series B, 5.25%, 6/15/26	3,500	3,780,560
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	13,126,440
Transportation Program, Series AA, 5.25%, 6/15/32	2,250	2,500,133
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,473,529
Transportation System, Series B, 5.50%, 6/15/31	13,970	15,309,723
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,948,800
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,439,272
5.00%, 12/01/25	1,345	1,544,195
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/19(a)	1,375	1,431,540
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	5,000	5,724,450

		142,624,234
New Mexico — 1.2%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 8/01/30	1,250	1,499,550
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 7/01/33	2,510	2,693,079
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 8/01/31	2,500	2,896,275

		7,088,904
New York — 17.1%
Build NYC Resource Corp., Refunding RB, New York Law School Project, 5.00%, 7/01/33	3,085	3,499,346
City of New York New York, GO, Refunding, Series A, 5.00%, 8/01/29	6,125	7,316,190

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	$4,250	$4,397,517
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,304,850
Sub-Series-D-1, 5.13%, 12/01/17(a)	10	10,034
Sub-Series-D-1, 5.13%, 12/01/26	1,875	1,881,788
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,724,935
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A:
4.00%, 6/01/22	1,000	1,058,740
4.50%, 6/01/27	1,710	1,849,570
5.00%, 6/01/35	415	445,353
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,631,941
County of Nassau New York, GO, Series A, 5.00%, 1/01/33	3,110	3,608,595
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,011,202
5.00%, 11/01/30	655	710,937
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19(a)	1,000	1,061,550
Metropolitan Transportation Authority, RB(a):
Sub-Series B-1, 5.00%, 11/15/21	2,300	2,633,546
Sub-Series B-4, 5.00%, 11/15/21	1,500	1,717,530
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	2,952,868
New York State Dormitory Authority, RB, North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/19(a)	1,495	1,592,414
New York State Dormitory Authority, Refunding RB:
4.25%, 9/01/19(a)	480	506,602
5.00%, 7/01/30	1,555	1,840,016
New York State Thruway Authority, RB, Junior Lien, Series A, 5.00%, 1/01/33	4,500	5,235,705
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	2,475	2,684,806
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,019,440
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/01/28	4,185	5,000,405
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 7/01/25	900	1,012,662
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	9,000	10,283,490
Mental Health Services (AGM), 5.00%, 8/15/18(a)	10	10,313
Mental Health Services (AGM), 5.00%, 8/15/18(a)	30	30,939
Mental Health Services (AGM), 5.00%, 2/15/22	325	335,150
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18(a)	10	10,313
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	6,956,649
New York University Hospitals Center, Series A, 5.00%, 7/01/20(a)	1,725	1,893,929
New York University Hospitals Center, Series A, 5.13%, 7/01/20(a)	1,670	1,839,004
State of New York Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	3,060	3,533,321
Orange Regional Medical Center, 5.00%, 12/01/27(b)	900	1,028,745
Orange Regional Medical Center, 5.00%, 12/01/28(b)	1,800	2,035,332

		101,665,727

Security	Par (000)	Value
North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	$1,500	$1,715,625

Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	7,016,040

Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,423,145
5.00%, 10/01/28	1,265	1,503,769
5.00%, 10/01/29	1,400	1,658,692

		4,585,606
Oregon — 1.5%
County of Klamath Oregon School District, GO:
5.00%, 6/15/30	1,000	1,158,680
5.00%, 6/15/31	1,000	1,157,530
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,300,600
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,002,572
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,270,660

		8,890,042
Pennsylvania — 6.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/22(b)	2,000	2,177,660
City of Philadelphia Pennsylvania, ARB, Series A, AMT (AGM), 5.00%, 6/15/20	2,895	2,904,698
City of Philadelphia Pennsylvania, GO, Refunding Series A, 5.00%, 8/01/31	6,145	7,267,938
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,836,493
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,049,623
5.00%, 11/01/26	2,375	2,668,811
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP, AMT, 5.00%, 12/31/28	115	134,045
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/32	1,500	1,747,740
Sub-Series B, 5.25%, 12/01/31	4,000	4,409,400
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, 5.00%, 6/01/31	5,000	5,827,200
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20(a)	6,225	6,974,552

		39,998,160
Puerto Rico — 0.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,475	2,591,870

Rhode Island — 1.8%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	4,851,558
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,089,000
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,567,401
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,328,600

		10,836,559

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	$995	$1,001,000
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	6,385,280
5.00%, 12/01/31	5,660	6,543,073
5.00%, 12/01/32	200	230,058
5.00%, 12/01/33	800	916,328

		15,075,739
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/20(a)	1,000	1,104,250

Tennessee — 2.5%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,884,890
Series B, 5.00%, 11/01/22	1,000	1,071,280
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31(c)	3,125	3,228,656
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/35	4,000	4,547,360
Tennessee Energy Acquisition Corp., RB, Gas Project, Series A, 4.00%, 5/01/48(c)(d)	2,815	3,076,908

		14,809,094
Texas — 10.4%
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/30	6,000	7,238,760
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,520,922
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,663,230
5.00%, 7/01/32	1,010	1,116,717
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	9,190,294
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,404,265
Series E, 5.00%, 11/01/27	4,960	5,456,198
Series F, 5.00%, 11/01/31	6,345	6,940,669
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,109,310
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 8/15/22	105	105,686
4.25%, 8/15/27	160	161,312
North Texas Tollway Authority, Refunding RB(d):
First Tier, Series A, 5.00%, 1/01/33	1,000	1,178,470
Second Tier, Series B, 5.00%, 1/01/31	2,250	2,626,807
Second Tier, Series B, 5.00%, 1/01/32	1,000	1,175,810
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,506,589
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,117,367
Socorro Independent School District, GO, Refunding (PSF-GTD):
5.00%, 8/15/20(a)	2,410	2,658,061
5.00%, 8/15/32	90	98,484
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,807,819
5.25%, 8/01/29	1,720	1,962,778
5.25%, 8/01/33	3,000	3,385,860

		61,425,408

Security	Par (000)	Value
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A (AGM), 5.25%, 10/01/24	$5,000	$5,485,600

Utah — 0.3%
Utah Charter School Finance Authority, Refunding RB, Freedom Academy Foundation Project, 4.50%, 6/15/27(b)	1,500	1,499,925

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,989,276

Washington — 0.3%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 5.00%, 8/15/31(d)	1,240	1,476,741

West Virginia — 1.6%
West Virginia Commissioner of Highways, RB, Surface Transportation Improvements, Series A, 5.00%, 9/01/29	3,000	3,655,830
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,216,480
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,695,765

		9,568,075
Wisconsin — 1.3%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,598,390
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,206,477

		7,804,867

Total Municipal Bonds — 139.1%		825,576,218

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 3.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, 4.00%, 4/01/31(i)	8,080	8,954,418
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/29	7,995	9,758,883

		18,713,301
Connecticut — 2.0%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/33	10,000	11,611,787

Louisiana — 2.3%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	13,749,090

Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System Issue, Series L, 5.00%, 7/01/31	10,175	11,268,984

Minnesota — 1.9%
State Of Minnesota, GO, Various Purpose, Series A, 4.00%, 8/01/20(a)	10,525	11,301,480

New York — 8.1%
City of New York New York, GO:
Sub-Series 1-I, 5.00%, 3/01/32	7,009	8,145,194
Refunding Series E, 5.00%, 8/01/27	3,507	3,734,419
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(a)	4,001	4,328,611
Port Authority of New York & New Jersey, RB, Consolidated, Series106th, 5.00%, 10/15/26	5,530	6,213,978

58	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Shares/Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	$4,009	$4,564,503
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,985,981
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	7,000	8,515,745
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,349,500

		47,837,931
Texas — 1.4%
Pflugerville Independent School District, GO, Unlimited Tax, School Building (PSF-GTD), 5.00%, 2/15/39	7,500	8,575,975

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.7%		123,058,548

Total Long-Term Investments — 159.8% (Cost — $898,006,791)		948,634,766

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(j)(k)	11,197,790	11,201,149

Total Short-Term Securities — 1.9% (Cost — $11,201,149)		11,201,149

Total Investments — 161.7% (Cost — $909,207,940)		959,835,915
Liabilities in Excess of Other Assets — (1.5)%		(9,168,421)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.8)%		(69,870,623)
VMTP Shares at Liquidation Value — (48.4)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$593,696,871

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	When-issued security.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025 is $6,226,089. See Note 4 of the Notes to Financial Statements for details.
(j)	Annualized 7-day yield as of period end.

(k)	During the period ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,693,275	6,504,515	11,197,790	$11,201,149	$27,723	$1,617	$(180)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(213)	12/19/17	$26,612	$412,041
Long U.S. Treasury Bond	(78)	12/19/17	11,893	228,057
5-Year U.S. Treasury Note	(154)	12/29/17	18,047	177,583

				$817,681

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$817,681	$—	$817,681

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(860,106)	$—	$(860,106)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,457,164	$—	$1,457,164

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$783,906	(a)
Average notional value of contracts — short	$56,379,777

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$948,634,766	$—	$948,634,766
Short-Term Securities	11,201,149		—	11,201,149

	$11,201,149	$948,634,766	$—	$959,835,915

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$817,681	$—	$—	$817,681

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

60	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(69,726,850)	$—	$(69,726,850)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(356,826,850)	$—	$(356,826,850)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.6%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$805	$894,444
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,170,881

		5,065,325
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	850	874,276

Arizona — 0.5%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46(a)	1,685	1,749,704

California — 13.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,360,776
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,565,141
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,016,905
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	159,906
5.25%, 8/15/49	370	405,228
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	225	251,267
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,495	1,610,653
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	290	313,945
5.00%, 12/01/46	455	488,306
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,930	6,444,546
5.25%, 5/15/39	800	849,800
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	439,088
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 6/01/47	2,165	2,129,343
5.75%, 6/01/47	1,630	1,629,951
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42(b)	2,000	789,780
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	2,810,729
6.50%, 4/01/33	14,925	16,063,479
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	889,723
Sub-Series I-1, 6.38%, 11/01/19(c)	1,185	1,309,638
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	595	595,363

		44,123,567
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,102,845

Security	Par (000)	Value
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,375	$1,468,046
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20(c)	3,385	3,723,060

		5,191,106
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,191,397
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	1,165	1,311,813
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,199,064

		6,702,274
District of Columbia — 3.9%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 4/01/35	435	511,342
Georgetown University Issue, 5.00%, 4/01/42	500	579,695
Kipp Charter School, Series A, 6.00%, 7/01/43	240	274,147
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(b)	6,515	3,384,152
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,595,730
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(b)	6,590	3,746,679
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	4,830	2,624,042

		12,715,787
Florida — 3.3%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 5/01/32	470	477,459
5.00%, 5/01/48	1,175	1,178,525
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,340	1,492,090
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,289,352
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	3,015	3,670,250
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	2,250	2,517,030

		10,624,706
Georgia — 1.6%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	600	692,214
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	603,575
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	139,723
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(c)	3,465	3,684,161

		5,119,673
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,469,023

62	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	$745	$844,480

Illinois — 20.9%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,750	1,813,017
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,834,950
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	786	790,362
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21(c)	5,865	6,803,224
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,126,713
City of Chicago Illinois Waterworks, Refunding RB:
2nd Lien (AGM), 5.25%, 11/01/18(c)	190	197,644
2nd Lien (AGM), 5.25%, 11/01/33	1,135	1,168,051
2nd Lien Project, 5.00%, 11/01/42	915	973,542
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	861,060
Illinois Finance Authority, RB, Advocate Health Care Network, Series D, 6.50%, 11/01/18(c)	5,000	5,265,500
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,735,113
Presence Health Network, Series C, 4.00%, 2/15/41	3,230	3,274,897
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,572,088
Series B-2, 5.00%, 6/15/50	2,500	2,512,650
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	497,671
6.00%, 6/01/28	1,140	1,284,575
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	510	555,135
Series A (NPFGC), 6.70%, 11/01/21	3,325	3,680,476
Series C (NPFGC), 7.75%, 6/01/20	1,400	1,539,902
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,601,831
Series A, 5.00%, 4/01/35	3,000	3,125,370
Series A, 5.00%, 4/01/38	3,490	3,630,682
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(c)	630	671,423
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,615	2,973,255
Senior, Series C, 5.00%, 1/01/37	2,800	3,179,736
Series A, 5.00%, 1/01/38	1,980	2,207,165
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18(c)	3,000	3,021,990
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	985	1,076,290
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,804,760

		67,779,072
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	935,526
7.00%, 1/01/44	1,905	2,267,026
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,713,715
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	484,389
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,534,719

Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (continued):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	$405	$438,728
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	900,564
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 5/01/19(c)	2,290	2,441,323
5.75%, 5/01/31	505	536,088
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,431,874

		14,683,952
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	480	497,443
5.50%, 12/01/22	2,340	2,396,137
5.25%, 12/01/25	460	490,236
5.88%, 12/01/26(a)	410	435,227
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	975	1,030,926

		4,849,969
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,068,779
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(d)	1,200	1,048,500

		2,117,279
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,744,263
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,102,834
5.25%, 5/15/31	870	944,637
5.25%, 5/15/32	1,110	1,215,661
5.25%, 5/15/33	1,205	1,308,522
5.25%, 5/15/35	505	549,384

		8,865,301
Maryland — 0.9%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 9/01/34	430	495,609
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	463,588
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	750	792,158
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	481,278
University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22(e)	660	777,823

		3,010,456
Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,370	1,237,138
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	2,205	2,206,477
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,041,262

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	$1,700	$1,735,887

		6,220,764
Michigan — 5.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,905,953
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(c)	760	839,177
5.50%, 5/15/36	620	672,551
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	957,238
Henry Ford Health System, 4.00%, 11/15/46	1,420	1,449,195
Michigan State Hospital Finance Authority, Refunding RB, McLaren Health Care, Series A, 5.75%, 5/15/18(c)	7,560	7,749,832

		16,573,946
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,489,480
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19(c)	1,065	1,146,057

		4,635,537
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	289,861
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	267,518

		557,379
Nebraska — 0.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	911,378
5.00%, 9/01/42	1,445	1,571,972

		2,483,350
New Jersey — 6.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,755,836
5.25%, 11/01/44	1,525	1,591,139
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(a)	1,085	1,090,262
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,140,471
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,515,968
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,985	2,215,081
Series E, 5.00%, 1/01/45	2,615	2,944,412
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	445	472,497
Transportation Program, Series AA, 5.00%, 6/15/44	825	869,509
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,758,442
Transportation System, Series B, 5.25%, 6/15/36	2,460	2,615,398

		19,969,015
New York — 14.7%
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,026,223

Security	Par (000)	Value
New York (continued)
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$1,960	$2,189,751
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(a)	1,800	1,862,550
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,960	1,922,525
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	920	1,074,624
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18(c)	7,015	7,407,910
6.50%, 11/15/18(c)	580	612,486
6.50%, 11/15/28	1,810	1,913,315
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,045	1,173,086
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,125,934
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,311,671
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,860	3,108,734
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	340	375,833
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	850	945,820
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,297,414
6.00%, 12/01/42	1,250	1,385,775
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	1,565	1,830,064

		47,563,715
North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	656,463
Carolina Village Project, 6.00%, 4/01/38	2,000	2,028,480

		2,684,943
Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	3,230	3,023,959
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	732,118
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	453,412
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	275	302,497

		4,511,986
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	635	698,424
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 6/30/42	850	942,505
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,017,027

64	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$1,035	$1,096,541
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,251,037

		6,005,534
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,855	1,820,534
5.63%, 5/15/43	1,770	1,734,175

		3,554,709
Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	820	883,698
Series B, 4.50%, 6/01/45	2,645	2,649,972
Series B, 5.00%, 6/01/50	2,945	3,038,592

		6,572,262
South Carolina — 4.8%
State of South Carolina Ports Authority, ARB:
5.25%, 7/01/40	3,280	3,552,437
AMT, 5.25%, 7/01/55	1,295	1,446,126
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,974,254
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,135	3,539,321

		15,512,138
Tennessee — 0.6%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,068,779
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	690	775,526

		1,844,305
Texas — 7.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21(c)	2,140	2,469,432
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(c)	235	259,426
5.00%, 10/01/35	275	301,760
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,057,534
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	863,939
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23(c)	455	575,266
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18(c)	2,000	2,131,060
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	1,068,570
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	691,025
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 1/01/19(c)	5,690	6,023,775
1st Tier System, 6.25%, 1/01/39	1,310	1,380,714
5.00%, 1/01/38	925	1,045,971

Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	$2,000	$2,257,260
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,077,475

		23,203,207
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	2,930,732
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	915	1,048,480

		3,979,212
Virginia — 1.2%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,781,603
6.00%, 1/01/37	1,940	2,193,267

		3,974,870
Washington — 7.3%
Central Puget Sound Regional Transit Authority, RB, Series A(c):
(AGM), 5.00%, 11/01/17	7,700	7,700,000
5.00%, 11/01/17	4,000	4,000,000
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT:
5.00%, 4/01/40	755	841,153
5.00%, 5/01/42	1,465	1,688,574
State of Washington, GO, Series D, 5.00%, 2/01/42	2,555	2,969,344
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,525,664
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	3,861,542

		23,586,277
Wisconsin — 3.7%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19(c)	7,100	7,611,910
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,638,610
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,810	1,865,223

		12,115,743

Total Municipal Bonds — 124.1%		402,437,687

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,680	1,764,655

California — 7.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge Subordinate, 4.00%, 4/01/42(g)	3,056	3,234,577
Series F-1, 5.63%, 4/01/44(c)	3,271	3,480,449
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(c)(g)	2,610	2,708,545
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19(c)	9,480	10,206,515

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2 Bonds, 5.00%, 10/01/47	$3,075	$3,548,740
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19(c)	1,077	1,153,787

		24,332,613
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(g)	2,129	2,238,971

Florida — 1.9%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/34	5,679	6,211,211

Maryland — 0.7%
Maryland State Transportation Authority, RB, Transpotation Facilities Projects (AGM), 5.00%, 7/01/41	2,290	2,349,277

Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	2,266	2,540,706

New Hampshire — 0.7%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(c)(g)	2,009	2,135,876

New York — 8.0%
City of New York New York Water & Sewer System, Refunding RB:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,575	1,682,410
Second Generation, 5.00%, 6/15/18(c)	927	949,005
Second Generation, 5.00%, 6/15/37	5,372	5,498,040
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(g)	1,610	1,829,326
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,720	5,518,035
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(g)	6,440	7,406,093
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	3,004,707

		25,887,616
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, Series B, 5.00%, 10/01/55	2,550	2,901,721

Ohio — 5.2%
Ohio Higher Educational Facility Commission, Refunding RB, Cleveland Clinic Health System, Series A, 5.25%, 1/01/18(c)	2,400	2,412,720
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/19(c)	13,843	14,528,195

		16,940,915
Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,750,553

South Carolina — 1.6%
State of South Carolina Public Service Authority, Refunding RB, Series A(c)(g):
5.50%, 1/01/19	398	418,082
5.50%, 1/01/19	4,603	4,834,204

		5,252,286

Security	Shares/Par (000)	Value
Texas — 2.7%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,520	$2,840,689
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	3,400	3,793,176
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,831	2,080,301

		8,714,166
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group: Series C, 5.25%, 4/01/19(c)(g)	2,499	2,641,470

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9%		106,662,036

Total Long-Term Investments — 157.0% (Cost — $473,147,043)		509,099,723

Short-Term Securities — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(h)(i)	8,221,784	8,224,251

Total Short-Term Securities — 2.5% (Cost — $8,224,035)		8,224,251

Total Investments — 159.5% (Cost — $481,371,078)		517,323,974
Other Assets Less Liabilities — 2.3%		7,268,570
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.6)%		(60,230,924)
VMTP Shares at Liquidation Value — (43.2)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$324,361,620

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025 is $15,744,299. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

66	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT)

(i)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	16,387	8,205,397	8,221,784	$8,224,251	$19,629	$1,550	$216

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(40)	12/19/17	$4,998	$74,380
Long U.S. Treasury Bond	(48)	12/19/17	7,319	149,724
Ultra Long U.S. Treasury Bond	(18)	12/19/17	2,966	67,085
5-Year U.S. Treasury Note	(55)	12/29/17	6,445	65,493

				$356,682

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$356,682	$—	$356,682

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(488,477)	$—	$(488,477)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$565,745	$—	$565,745

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,113,899

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$509,099,723	$—	$509,099,723
Short-Term Securities	8,224,251		—	8,224,251

	$8,224,251	$509,099,723	$—	$517,323,974

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$356,682	$—	$—	$356,682

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,065,874)	$—	$(60,065,874)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(200,065,874)	$—	$(200,065,874)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

68	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2017 (Unaudited)

	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

ASSETS
Investments at value — unaffiliated(a)	$566,588,420	$564,263,944	$378,375,380	$273,296,195
Investments at value — affiliated(b)	3,876,148	5,205,183	5,854,033	4,265,161
Cash	—	2,766,901	—	—
Cash pledged for futures contracts	308,950	302,900	240,550	170,200
Receivables:
Interest — unaffiliated	9,935,421	7,106,734	5,567,465	3,975,818
Investments sold	443,700	1,200,374	29,060	24,558
Variation margin on futures contracts	7,648	6,500	5,367	3,625
Dividends — affiliated	3,224	5,390	3,427	2,227
Prepaid expenses	3,546	17,503	16,773	16,568

Total assets	581,167,057	580,875,429	390,092,055	281,754,352

ACCRUED LIABILITIES
Bank overdraft	—	—	136,351	89,597
Payables:
Income dividends — Common Shares	2,068,515	1,676,392	1,057,708	765,199
Investments purchased	1,742,987	8,160,124	—	—
Investment advisory fees	269,575	241,976	181,406	131,068
Interest expense and fees	204,797	192,516	165,913	126,760
Other accrued expenses	130,572	118,093	94,730	80,484
Variation margin on futures contracts	10,156	9,250	8,656	6,125
Officer’s and Directors’ fees	5,070	4,598	2,777	2,038

Total accrued liabilities	4,431,672	10,402,949	1,647,541	1,201,271

OTHER LIABILITIES
TOB Trust Certificates	67,756,523	74,326,061	63,115,775	48,150,135
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	142,264,647	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	83,700,000	55,000,000

Total other liabilities	67,756,523	216,590,708	146,815,775	103,150,135

Total liabilities	72,188,195	226,993,657	148,463,316	104,351,406

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$508,978,862	$353,881,772	$241,628,739	$177,402,946

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$479,883,213	$311,566,043	$211,660,385	$155,975,320
Undistributed net investment income	713,190	3,317,697	1,286,483	1,783,776
Accumulated net realized loss	(7,693,610)	(3,784,454)	(1,189,748)	(1,280,175)
Net unrealized appreciation (depreciation)	36,076,069	42,782,486	29,871,619	20,924,025

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$508,978,862	$353,881,772	$241,628,739	$177,402,946

Net asset value per Common Share	$14.15	$11.93	$17.03	$15.65

(a) Investments at cost — unaffiliated	$530,889,788	$521,863,363	$348,801,863	$252,578,396
(b) Investments at cost — affiliated	$3,876,148	$5,205,183	$5,854,033	$4,265,161
(c) Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
(e) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	35,974,169	29,672,170	14,191,210	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities  (continued)

October 31, 2017 (Unaudited)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

ASSETS
Investments at value — unaffiliated(a)	$294,948,497	$948,634,766	$509,099,723
Investments at value — affiliated(b)	525,539	11,201,149	8,224,251
Cash	—	—	—
Cash pledged for futures contracts	131,150	535,900	276,050
Receivables:
Interest — unaffiliated	4,342,336	12,758,335	8,207,535
Investments sold	184,387	8,473,423	890,000
Variation margin on futures contracts	5,687	27,470	6,992
Dividends — affiliated	890	6,861	4,973
Prepaid expenses	16,627	18,776	17,098

Total assets	300,155,113	981,656,680	526,726,622

ACCRUED LIABILITIES
Bank overdraft	141,727	467,698	228,066
Payables:
Income dividends — Common Shares	826,661	1,895,665	1,551,985
Investments purchased	1,052,870	27,674,221	—
Investment advisory fees	130,980	443,936	222,555
Interest expense and fees	67,809	143,773	165,050
Other accrued expenses	80,240	169,149	118,664
Variation margin on futures contracts	4,578	7,313	9,000
Officer’s and Directors’ fees	2,200	331,204	3,808

Total accrued liabilities	2,307,065	31,132,959	2,299,128

OTHER LIABILITIES
TOB Trust Certificates	29,123,326	69,726,850	60,065,874
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	87,000,000	287,100,000	140,000,000

Total other liabilities	116,123,326	356,826,850	200,065,874

Total liabilities	118,430,391	387,959,809	202,365,002

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$181,724,722	$593,696,871	$324,361,620

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$174,749,656	$543,452,920	$288,764,232
Undistributed net investment income	1,717,163	2,387,800	1,789,641
Accumulated net realized loss	(14,438,367)	(3,589,506)	(2,501,831)
Net unrealized appreciation (depreciation)	19,696,270	51,445,657	36,309,578

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$181,724,722	$593,696,871	$324,361,620

Net asset value per Common Share	$13.96	$15.50	$15.26

(a) Investments at cost — unaffiliated	$275,429,873	$898,006,791	$473,147,043
(b) Investments at cost — affiliated	$525,539	$11,201,149	$8,224,035
(c) Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	6,230	15,671	8,400
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,260,071
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600

See notes to financial statements.

70	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

INVESTMENT INCOME
Interest — unaffiliated	$14,641,371	$12,461,637	$8,835,731	$6,404,314
Dividends — affiliated	15,053	11,110	14,769	10,263

Total investment income	14,656,424	12,472,747	8,850,500	6,414,577

EXPENSES
Investment advisory	1,602,509	1,431,390	1,076,170	777,785
Professional	45,583	46,901	39,183	34,891
Accounting services	43,764	43,220	31,096	24,119
Transfer agent	30,950	20,217	13,578	12,001
Officer and Directors	27,781	19,862	13,259	9,752
Custodian	12,306	12,003	8,062	5,299
Registration	7,038	5,983	4,845	4,810
Printing	5,873	4,636	3,723	3,270
Rating agency	—	20,236	20,215	20,204
Miscellaneous	21,816	20,037	19,149	14,109

Total expenses excluding interest expense, fees and amortization of offering costs	1,797,620	1,624,485	1,229,280	906,240
Interest expense, fees and amortization of offering costs(a)	528,981	1,772,963	1,243,139	866,226

Total expenses	2,326,601	3,397,448	2,472,419	1,772,466
Less fees waived by the Manager	(2,172)	(1,630)	(2,111)	(1,475)

Total expenses after fees waived	2,324,429	3,395,818	2,470,308	1,770,991

Net investment income	12,331,995	9,076,929	6,380,192	4,643,586

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,813,460	203,423	47,778	48,968
Investments — affiliated	515	785	472	447
Futures contracts	(570,618)	(681,361)	(439,239)	(296,041)

	1,243,357	(477,153)	(390,989)	(246,626)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,123,639	5,109,269	2,806,414	1,730,748
Investments — affiliated	(96)	(217)	(57)	(71)
Futures contracts	616,931	853,033	536,468	333,041

	1,740,474	5,962,085	3,342,825	2,063,718

Net realized and unrealized gain	2,983,831	5,484,932	2,951,836	1,817,092

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$15,315,826	$14,561,861	$9,332,028	$6,460,678

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements

FINANCIAL STATEMENTS	71

Statements of Operations  (continued)

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

INVESTMENT INCOME
Interest — unaffiliated	$6,668,252	$17,685,296	$12,261,024
Dividends — affiliated	10,336	27,723	19,629

Total investment income	6,678,588	17,713,019	12,280,653

EXPENSES
Investment advisory	829,151	2,617,115	1,323,626
Professional	36,088	61,807	46,173
Accounting services	25,019	63,495	41,610
Transfer agent	11,777	25,957	16,728
Officer and Directors	10,094	47,369	17,869
Custodian	7,392	19,872	11,248
Registration	4,793	7,506	4,971
Printing	3,280	6,625	4,427
Rating agency	20,216	20,288	20,235
Miscellaneous	13,779	23,970	17,747

Total expenses excluding interest expense, fees and amortization of offering costs	961,589	2,894,004	1,504,634
Interest expense, fees and amortization of offering costs(a)	1,027,553	3,130,359	1,748,602

Total expenses	1,989,142	6,024,363	3,253,236
Less fees waived by the Manager	(50,488)	(3,941)	(2,796)

Total expenses after fees waived	1,938,654	6,020,422	3,250,440

Net investment income	4,739,934	11,692,597	9,030,213

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	198,225	811,251	170,837
Investments — affiliated	1,222	1,617	1,550
Futures contracts	(296,675)	(860,106)	(488,477)

	(97,228)	(47,238)	(316,090)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	77,073	11,483,084	1,421,623
Investments — affiliated	—	(180)	216
Futures contracts	309,747	1,457,164	565,745

	386,820	12,940,068	1,987,584

Net realized and unrealized gain	289,592	12,892,830	1,671,494

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$5,029,526	$24,585,427	$10,701,707

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

72	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$12,331,995	$25,298,067	$9,076,929	$19,135,096
Net realized gain (loss)	1,243,357	(6,103,677)	(477,153)	2,216,473
Net change in unrealized appreciation (depreciation)	1,740,474	(7,831,985)	5,962,085	(23,080,927)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	15,315,826	11,362,405	14,561,861	(1,729,358)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(12,403,610)	(24,955,313)	(10,054,052)	(20,244,836)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	760,953	1,201,178	336,699	669,394

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	3,673,169	(12,391,730)	4,844,508	(21,304,800)
Beginning of period	505,305,693	517,697,423	349,037,264	370,342,064

End of period	$508,978,862	$505,305,693	$353,881,772	$349,037,264

Undistributed net investment income, end of period	$713,190	$784,805	$3,317,697	$4,294,820

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets  (continued)

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$6,380,192	$13,423,611	$4,643,586	$9,771,566
Net realized gain (loss)	(390,989)	1,929,867	(246,626)	1,537,795
Net change in unrealized appreciation (depreciation)	3,342,825	(17,165,235)	2,063,718	(12,368,643)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,332,028	(1,811,757)	6,460,678	(1,059,282)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(6,798,857)	(13,833,972)	(4,985,284)	(10,145,858)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	411,605	465,879	290,507	288,874

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	2,944,776	(15,179,850)	1,765,901	(10,916,266)
Beginning of period	238,683,963	253,863,813	175,637,045	186,553,311

End of period	$241,628,739	$238,683,963	$177,402,946	$175,637,045

Undistributed net investment income, end of period	$1,286,483	$1,705,148	$1,783,776	$2,125,474

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$4,739,934	$9,805,483	$11,692,597	$24,790,887
Net realized gain (loss)	(97,228)	544,766	(47,238)	1,224,930
Net change in unrealized appreciation (depreciation)	386,820	(11,494,637)	12,940,068	(32,802,123)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,029,526	(1,144,388)	24,585,427	(6,786,306)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(4,959,420)	(10,437,391)	(11,833,546)	(25,757,762)
From net realized gain	—	—	—	(5,481,919)

Decrease in net assets resulting from distributions to Common Shareholders	(4,959,420)	(10,437,391)	(11,833,546)	(31,239,681)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	40,885	85,253	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	110,991	(11,496,526)	12,751,881	(38,025,987)
Beginning of period	181,613,731	193,110,257	580,944,990	618,970,977

End of period	$181,724,722	$181,613,731	$593,696,871	$580,944,990

Undistributed net investment income, end of period	$1,717,163	$1,936,649	$2,387,800	$2,528,749

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets  (continued)

	BlackRockMuniVest Fund II, Inc. (MVT)
	Six Months Ended 10//31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$9,030,213	$19,206,316
Net realized gain (loss)	(316,090)	820,955
Net change in unrealized appreciation (depreciation)	1,987,584	(20,760,264)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	10,701,707	(732,993)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,299,864)	(19,904,361)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,020,825	1,823,631

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	2,422,668	(18,813,723)
Beginning of period	321,938,952	340,752,675

End of period	$324,361,620	$321,938,952

Undistributed net investment income, end of period	$1,789,641	$2,059,292

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$15,315,826	$14,561,861	$9,332,028	$6,460,678
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	41,288,784	67,345,877	16,258,327	12,047,729
Purchases of long-term investments	(39,323,921)	(64,411,882)	(12,285,781)	(9,169,435)
Net proceeds from sales (purchases) of short-term securities	(2,818,872)	(3,414,043)	(5,278,346)	(3,552,658)
Amortization of premium and accretion of discount on investments and other fees	82,118	(275,253)	141,934	9,501
Net realized gain on investments	(1,767,916)	(204,208)	(48,250)	(49,415)
Net unrealized gain on investments	(1,123,543)	(5,109,052)	(2,806,357)	(1,730,677)
(Increase) Decrease in Assets:
Cash pledged for futures contracts	181,000	559,000	276,000	116,000
Receivables:
Interest — unaffiliated	(148,542)	208,263	62,298	42,518
Dividends — affiliated	(2,389)	(3,203)	(2,466)	(1,369)
Variation margin on futures contracts	(7,648)	(6,500)	(5,367)	(3,625)
Prepaid expenses	13,002	49,225	(1,227)	(2,430)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	10,507	9,991	7,043	4,994
Interest expense and fees	30,756	23,954	22,846	17,485
Officer’s and Directors’ fees	626	1,052	413	310
Variation margin on futures contracts	(17,250)	(39,108)	(21,297)	(10,453)
Other accrued expenses	(72,935)	(76,791)	(62,878)	(53,310)

Net cash provided by operating activities	11,639,603	9,219,183	5,588,920	4,125,843

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	647,995	6,991,840	1,692,477	1,228,170
Repayments of TOB Trust Certificates	(398,849)	(3,489,131)	(810,000)	(585,000)
Proceeds from Loan for TOB Trust Certificates	398,849	450,309	—	—
Repayments of Loan for TOB Trust Certificates	(647,995)	(450,309)	—	—
Cash dividends paid to Common Shareholders	(11,639,603)	(9,715,849)	(6,477,084)	(4,772,750)
Increase (decrease) in bank overdraft	—	(196,611)	5,687	3,737
Amortization of deferred offering costs	—	(42,531)	—	—

Net cash used for financing activities	(11,639,603)	(6,452,282)	(5,588,920)	(4,125,843)

CASH
Net increase in cash	—	2,766,901	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	$—	$2,766,901	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$498,225	$1,791,540	$1,220,293	$848,741

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	760,953	336,699	411,605	290,507

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Cash Flows  (continued)

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,029,526	$24,585,427	$10,701,707
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	17,572,610	112,846,398	25,130,362
Purchases of long-term investments	(23,008,948)	(121,893,831)	(17,951,057)
Net proceeds from sales (purchases) of short-term securities	5,056,272	(6,506,936)	(8,207,861)
Amortization of premium and accretion of discount on investments and other fees	562,021	3,319,476	447,368
Net realized gain on investments	(199,447)	(812,868)	(172,387)
Net unrealized gain on investments	(77,073)	(11,482,904)	(1,421,839)
(Increase) Decrease in Assets:
Cash pledged for futures contracts	141,000	626,000	202,000
Receivables:
Interest — unaffiliated	(76,246)	55,908	123,502
Dividends — affiliated	474	(2,947)	(3,301)
Variation margin on futures contracts	(5,687)	(25,439)	(6,992)
Prepaid expenses	(2,374)	7,204	434
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	4,718	25,911	4,714
Interest expense and fees	9,290	36,953	18,014
Officer’s and Directors’ fees	375	27,139	584
Variation margin on futures contracts	(10,343)	(53,622)	(18,187)
Other accrued expenses	(57,463)	(98,052)	(73,409)

Net cash provided by operating activities	4,938,705	653,817	8,773,652

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	—	11,390,000	2,291,585
Repayments of TOB Trust Certificates	(26,267)	—	(2,800,591)
Proceeds from Loan for TOB Trust Certificates	—	—	—
Repayments of Loan for TOB Trust Certificates	—	—	—
Cash dividends paid to Common Shareholders	(4,918,350)	(12,063,324)	(8,274,159)
Increase in bank overdraft	5,912	19,507	9,513
Amortization of deferred offering costs	—	—	—

Net cash used for financing activities	(4,938,705)	(653,817)	(8,773,652)

CASH
Net increase in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,018,263	$3,093,406	$1,730,588

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	40,885	—	1,020,825

See notes to financial statements.

78	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock MuniAssets Fund, Inc. (MUA)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.07		$14.45	$14.12	$13.56	$14.36	$13.47

Net investment income(a)	0.34		0.70	0.72	0.73	0.77	0.77
Net realized and unrealized gain (loss)	0.09		(0.38)	0.35	0.59	(0.82)	0.90

Net increase (decrease) from investment operations	0.43		0.32	1.07	1.32	(0.05)	1.67

Distributions to Common Shareholders from net investment income(b)	(0.35)		(0.70)	(0.74)	(0.76)	(0.75)	(0.78)

Net asset value, end of period	$14.15		$14.07	$14.45	$14.12	$13.56	$14.36

Market price, end of period	$14.94		$14.82	$14.74	$14.22	$12.85	$13.96

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.01	%(d)	2.23%	7.90%	10.11%	0.47%	12.70%

Based on market price	3.26	%(d)	5.56%	9.30%	17.02%	(2.06)%	12.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.90	%(e)	0.87%	0.81%	0.82%	0.82%	0.83%

Total expenses after fees waived and paid indirectly	0.90	%(e)	0.87%	0.81%	0.82%	0.82%	0.83%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees(f)	0.70	%(e)	0.69%	0.70%	0.71%	0.70%	0.71%

Net investment income	4.79	%(e)	4.93%	5.09%	5.24%	5.84%	5.52%

Supplemental Data
Net assets, end of period (000)	$508,979		$505,306	$517,697	$505,341	$485,319	$513,923

Borrowings outstanding, end of period (000)	$67,757		$67,507	$66,087	$61,066	$71,145	$76,451

Portfolio turnover rate	7%		11%	18%	22%	19%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniEnhanced Fund, Inc. (MEN)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.77		$12.52	$12.27	$11.94	$12.63	$12.12

Net investment income(a)	0.31		0.65	0.70	0.71	0.73	0.71
Net realized and unrealized gain (loss)	0.19		(0.72)	0.28	0.35	(0.70)	0.50

Net increase (decrease) from investment operations	0.50		(0.07)	0.98	1.06	0.03	1.21

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.68)	(0.73)	(0.73)	(0.72)	(0.70)

Net asset value, end of period	$11.93		$11.77	$12.52	$12.27	$11.94	$12.63

Market price, end of period	$11.75		$11.69	$12.55	$11.67	$11.27	$12.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.27	%(d)	(0.51)%	8.50%	9.49%	1.06%	10.16%

Based on market price	3.40	%(d)	(1.42)%	14.35%	10.33%	(4.76)%	14.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.90	%(e)	1.73%	1.44%	1.44%	1.50%	1.49	%(f)

Total expenses after fees waived and paid indirectly	1.90	%(e)	1.73%	1.44%	1.43%	1.50%	1.49	%(f)

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.91	%(e)	0.89%	0.90%	0.91%	0.92%	0.96	%(f),(h)

Net investment income to Common Shareholders	5.08	%(e)	5.29%	5.71%	5.76%	6.37%	5.65	%(f)

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$353,882		$349,037	$370,342	$362,703	$352,878	$373,259

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500	$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$348,338		$344,938	$359,889	$354,528	$347,633	$361,936

Borrowings outstanding, end of period (000)	$74,326		$70,823	$67,160	$76,094	$73,379	$81,244

Portfolio turnover rate	12%		12%	10%	12%	16%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Does not reflect the effect of dividends to AMPS Shareholders.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	For the year ended April 30, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.91%.

See notes to financial statements.

80	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniHoldings Fund, Inc. (MHD)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.85		$17.95	$17.59	$16.85	$18.12	$17.36

Net investment income(a)	0.45		0.95	1.00	1.03	1.04	1.07
Net realized and unrealized gain (loss)	0.21		(1.07)	0.42	0.77	(1.22)	1.01
Distributions to VMTP Shareholders from net realized gain	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.66		(0.12)	1.42	1.80	(0.18)	2.07

Distributions to Common Shareholders:(b)
From net investment income	(0.48)		(0.98)	(1.06)	(1.06)	(1.08)	(1.12)
From net realized gain	—		—	—	—	(0.01)	(0.19)

Total distributions to Common Shareholders	(0.48)		(0.98)	(1.06)	(1.06)	(1.09)	(1.31)

Net asset value, end of period	$17.03		$16.85	$17.95	$17.59	$16.85	$18.12

Market price, end of period	$16.59		$16.65	$18.14	$17.25	$16.01	$18.20

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.95	%(d)	(0.67)%	8.65%	11.22%	(0.15)%	12.20%

Based on market price	2.48	%(d)	(2.87)%	11.91%	14.80%	(5.55)%	8.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.03	%(e)	1.87%	1.53%	1.50%	1.64%	1.60%

Total expenses after fees waived and paid indirectly	2.03	%(e)	1.87%	1.53%	1.50%	1.64%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.01	%(e)	0.99%	0.99%	0.99%	1.04%	1.02%

Net investment income to Common Shareholders	5.23	%(e)	5.42%	5.75%	5.86%	6.48%	5.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$241,629		$238,684	$253,864	$248,646	$238,113	$255,911

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$388,684		$385,166	$403,302	$397,068	$384,484	$405,748

Borrowings outstanding, end of period (000)	$63,116		$62,233	$60,289	$56,784	$60,238	$69,753

Portfolio turnover rate	3%		9%	7%	11%	20%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniHoldings Fund II, Inc. (MUH)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.52		$16.51	$16.21	$15.61	$16.93	$16.23

Net investment income(a)	0.41		0.86	0.91	0.93	0.95	0.98
Net realized and unrealized gain (loss)	0.16		(0.95)	0.33	0.64	(1.17)	0.93
Distributions to VMTP Shareholders from net realized gain	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.57		(0.09)	1.24	1.57	(0.22)	1.90

Distributions to Common Shareholders:(b)
From net investment income	(0.44)		(0.90)	(0.94)	(0.97)	(1.00)	(1.04)
From net realized gain	—		—	—	—	(0.10)	(0.16)

Total distributions to Common Shareholders	(0.44)		(0.90)	(0.94)	(0.97)	(1.10)	(1.20)

Net asset value, end of period	$15.65		$15.52	$16.51	$16.21	$15.61	$16.93

Market price, end of period	$14.93		$15.59	$16.23	$15.28	$14.84	$16.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.72	%(d)	(0.52)%	8.25%	10.64%	(0.40)%	11.99%

Based on market price	(1.50	)%(d)	1.65%	12.90%	9.71%	(4.30)%	9.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98	%(e)	1.83%	1.50%	1.48%	1.61%	1.59%

Total expenses after fees waived and paid indirectly	1.98	%(e)	1.83%	1.50%	1.48%	1.61%	1.59%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.01	%(e)	1.00%	1.00%	1.00%	1.04%	1.03%

Net investment income to Common Shareholders	5.18	%(e)	5.37%	5.66%	5.76%	6.36%	5.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$177,403		$175,637	$186,553	$183,214	$176,395	$191,366

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$422,551		$419,340	$439,188	$433,117	$420,718	$447,938

Borrowings outstanding, end of period (000)	$48,150		$47,507	$46,103	$43,568	$48,497	$56,354

Portfolio turnover rate	3%		10%	7%	11%	18%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.95		$14.84	$14.57	$14.18	$15.31	$14.61

Net investment income(a)	0.36		0.75	0.80	0.80	0.82	0.83
Net realized and unrealized gain (loss)	0.03		(0.84)	0.28	0.40	(1.13)	0.76

Net increase (decrease) from investment operations	0.39		(0.09)	1.08	1.20	(0.31)	1.59

Distributions to Common Shareholders from net investment income(b)	(0.38)		(0.80)	(0.81)	(0.81)	(0.82)	(0.89)

Net asset value, end of period	$13.96		$13.95	$14.84	$14.57	$14.18	$15.31

Market price, end of period	$13.34		$13.38	$14.31	$13.32	$12.88	$14.92

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.88	%(d)	(0.47)%	8.24%	9.20%	(1.07)%	11.06%

Based on market price	2.50	%(d)	(1.00)%	14.09%	9.91%	(7.78)%	8.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16	%(e)	1.95%	1.60%	1.59%	1.75%	1.80%

Total expenses after fees waived and paid indirectly	2.10	%(e)	1.91%	1.58%	1.57%	1.67%	1.72%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.99	%(e)	0.98%	0.99%	0.99%	0.99%	1.00%

Net investment income to Common Shareholders	5.14	%(e)	5.22%	5.49%	5.49%	6.00%	5.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$181,725		$181,614	$193,110	$189,594	$184,479	$199,236

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$308,879		$308,751	$321,966	$317,924	$312,045	$329,007

Borrowings outstanding, end of period (000)	$29,123		$29,150	$24,429	$21,937	$25,187	$48,934

Portfolio turnover rate	6%		18%	25%	11%	46%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.17		$16.16	$15.86	$15.64	$16.60	$16.21

Net investment income(a)	0.31		0.65	0.73	0.77	0.80	0.82
Net realized and unrealized gain (loss)	0.33		(0.83)	0.53	0.27	(0.85)	0.58
Distributions to VMTP Shareholders from net realized gain	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.64		(0.18)	1.26	1.04	(0.05)	1.39

Distributions to Common Shareholders:(b)
From net investment income	(0.31)		(0.67)	(0.78)	(0.82)	(0.86)	(0.87)
From net realized gain	—		(0.14)	(0.18)	—	(0.05)	(0.13)

Total distributions to Common Shareholders	(0.31)		(0.81)	(0.96)	(0.82)	(0.91)	(1.00)

Net asset value, end of period	$15.50		$15.17	$16.16	$15.86	$15.64	$16.60

Market price, end of period	$14.02		$13.96	$15.19	$14.47	$14.55	$16.12

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.43	%(d)	(0.69)%	9.04%	7.27%	0.50%	8.78%

Based on market price	2.64	%(d)	(2.77)%	12.27%	5.20%	(3.73)%	4.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.02	%(e)	1.90%	1.57%	1.52%	1.65%	1.91%

Total expenses after fees waived and paid indirectly	2.02	%(e)	1.89%	1.57%	1.52%	1.65%	1.91%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.97	%(e)	0.96%	0.94%	0.96%	1.00%	1.35	%(g)

Net investment income to Common Shareholders	3.92	%(e)	4.12%	4.61%	4.82%	5.28%	4.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$593,697		$580,945	$618,971	$607,440	$599,066	$635,652

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$306,791		$302,349	$315,594	$311,578	$308,661	$321,405

Borrowings outstanding, end of period (000)	$69,727		$58,337	$63,102	$52,932	$69,070	$105,939

Portfolio turnover rate	13%		12%	20%	18%	22%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	For the year ended April 30, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See notes to financial statements.

84	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniVest Fund II, Inc. (MVT)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.19		$16.17	$16.01	$15.45	$16.69	$15.91

Net investment income(a)	0.43		0.91	0.98	0.99	1.03	1.06
Net realized and unrealized gain (loss)	0.08		(0.95)	0.18	0.61	(1.19)	0.82

Net increase (decrease) from investment operations	0.51		(0.04)	1.16	1.60	(0.16)	1.88

Distributions to Common Shareholders from net investment income(b)	(0.44)		(0.94)	(1.00)	(1.04)	(1.08)	(1.10)

Net asset value, end of period	$15.26		$15.19	$16.17	$16.01	$15.45	$16.69

Market price, end of period	$15.21		$15.45	$17.38	$16.26	$15.16	$17.31

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.36	%(d)	(0.34)%	7.61%	10.65%	(0.37)%	11.95%

Based on market price	1.29	%(d)	(5.68)%	13.88%	14.52%	(5.74)%	10.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98	%(e)	1.88%	1.52%	1.50%	1.63%	1.66%

Total expenses after fees waived and paid indirectly	1.98	%(e)	1.87%	1.52%	1.50%	1.63%	1.66%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.92	%(e)	0.92%	0.92%	0.92%	0.96%	0.96%

Net investment income to Common Shareholders	5.51	%(e)	5.78%	6.15%	6.17%	6.93%	6.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$324,362		$321,939	$340,753	$336,320	$324,146	$348,998

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$331,687		$329,956	$343,395	$340,229	$331,533	$349,284

Borrowings outstanding, end of period (000)	$60,066		$60,575	$69,195	$66,439	$66,715	$99,386

Portfolio turnover rate	3%		9%	6%	10%	17%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements  (Unaudited)

1.	Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

86	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

4.	Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. MUA, MEN and MVT’s management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$121,504,110	$67,756,523	0.94% - 1.15%	$67,693,423	1.55%
MEN	130,399,778	74,326,061	0.93% - 1.58%	71,070,569	1.49
MHD	109,674,277	63,115,775	0.93% - 1.58%	62,600,951	1.49
MUH	82,873,200	48,150,135	0.93% - 1.58%	47,775,151	1.49
MUS	55,623,341	29,123,326	0.93% - 1.10%	29,143,703	1.52
MUI	123,058,548	69,726,850	0.94% - 1.00%	65,564,350	1.45
MVT	106,662,036	60,065,874	0.93% - 1.58%	59,869,830	1.51

88	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2017.

For the six months ended October 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$63,100	0.80%
MEN	—	—	14,684	0.78

5.	Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except for MUI, pays the Manager a monthly fee, at an annual rate equal to following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Waivers: The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amounts is included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2017, the waiver was $48,952.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2017, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$2,172	$1,630	$2,111	$1,475	$1,536	$3,941	$2,796

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2017, there were no fees waived by the Manager.

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7.	Purchases and Sales:

For the six months ended October 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$40,496,003	$71,662,922	$12,284,833	$9,168,584	$24,060,498	$148,406,172	$17,949,385
Sales	41,117,484	68,546,251	16,277,387	12,062,287	17,756,997	118,798,062	25,605,362

8.	Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MVT
No expiration date(a)	$6,490,824	$—	$7,432,440	$1,124,434
2018	396,366	1,225,298	6,614,798	—
2019	2,194,154	732,655	—	—

	$9,081,344	$1,957,953	$14,047,238	$1,124,434

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$466,439,266	$453,294,750	$291,873,807	$208,564,879	$246,996,497	$840,486,589	$421,310,474

Gross unrealized appreciation	$44,697,763	$43,194,719	$30,845,661	$21,646,112	$19,764,014	$51,648,255	$36,934,860
Gross unrealized depreciation	(8,051,547)	(964,498)	(1,307,728)	(593,544)	(232,155)	(1,208,098)	(630,552)

Net unrealized appreciation (depreciation)	$36,646,216	$42,230,221	$29,537,933	$21,052,568	$19,531,859	$50,440,157	$36,304,308

9.	Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

90	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MEN, MUS, MUI and MVT invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUA	MEN	MHD	MUH	MUS	MVT
Six Months Ended October 31, 2017	53,114	28,129	24,051	18,533	2,901	66,648
Year Ended April 30, 2017	83,132	52,845	25,957	17,531	5,658	114,327

For the six months ended October 31, 2017 and the year ended April 30, 2017, shares issued and outstanding remained constant for MUI.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, as described below.

As of period end, the VRDP Shares outstanding of MEN were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MEN entered into a fee agreement with the liquidity provider that requires an initial commitment to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider is for a 364 day term and was scheduled to expire on July 6, 2017. MEN renewed the fee agreement for an additional 364 day term which is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MEN may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the

92	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2017, the annualized dividend rate for MEN’s VRDP Shares was 1.72%.

Special Rate Period: On June 20, 2012, MEN commenced an approximate three-year term ending June 24, 2015 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MEN was withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period has been subsequently extended and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MEN on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MEN will not pay any fees to the liquidity provider and remarketing agent during the special rate period. MEN will also pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MEN redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2017, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a private offering with a maturity date of January 4, 2016. The maturity date was subsequently extended to January 2, 2019. Total proceeds received of $287,100,000 were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares was for a two year term and was scheduled to expire on December 28, 2012 and was terminated upon issuance of the VMTP Shares. Any liquidity fees incurred by MUI in connection with MUI’s VRDP Shares through the date of issuance of the VMTP Shares are shown as liquidity fees in the Statements of Operations.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	01/02/19
MUH	12/16/11	550	55,000,000	01/02/19
MUS	12/16/11	870	87,000,000	01/02/19
MUI	12/07/12	2,871	287,100,000	01/02/19
MVT	12/16/11	1,400	140,000,000	01/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with each Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2017, the average annualized dividend rate[s] for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.84%	1.84%	1.84%	1.84%	1.84%

For the six months ended October 31, 2017, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11.	Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUA	$0.0575	$0.0545	—	—	$—
MEN	0.0565	0.0480	VRDP	W-7	211,993
MHD	0.0745	0.0745	VMTP	W-7	133,117
MUH	0.0675	0.0675	VMTP	W-7	87,473
MUS	0.0635	0.0635	VMTP	W-7	138,366
MUI	0.0495	0.0495	VMTP	W-7	456,607
MVT	0.0730	0.0730	VMTP	W-7	222,658

(a)	Net investment income dividend paid on December 1, 2017 to Common Shareholders of record on November 15, 2017.
(b)	Net investment income dividend declared on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(c)	Dividends declared for period November 1, 2017 to November 30, 2017.

	Common Distribution Per Share
	Declared (a)	Declared (b)	Declared (c)
MUA	$0.003343	—	—
MEN	0.005133	—	—
MHD	0.001420	0.004439	0.008899
MUH	0.002020	0.003431	0.004877
MUI	0.001471	—	0.001553
MVT	0.002480	—	—

(a)	Net investment income special dividend declared amounts per share on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(b)	Special short-term capital gain distribution declared amounts per share on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(c)	Special long-term capital gain distribution declared amounts per share on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.

94	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, each, a “Fund,” and, collectively, the “Funds”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to their peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Funds’ adherence to their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of MEN, MHD, MUH, MUS, MUI and MVT considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of MEN, MHD, MUH, MUS, MUI and MVT has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge(a) and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	95

Disclosure of Investment Advisory Agreements  (continued)

responded to these requests with additional written information in advance of the June Meeting. Topics covered included:(a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder, and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Funds’ performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MUA noted that for the one-, three- and five-year periods reported, MUA ranked first out of three funds, second out of three funds and first out of three funds, respectively, against its Customized Peer Group Composite.

The Board of MEN noted that for each of the one-, three- and five-year periods reported, MEN ranked first out of two funds against its Customized Peer Group Composite.

The Board of MHD noted that for the one-, three- and five-year periods reported, MHD ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board and BlackRock reviewed MHD’s underperformance during the one-year period.

The Board of MUH noted that for the one-, three- and five-year periods reported, MUH ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board and BlackRock reviewed MUH’s underperformance during the one-year period.

96	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board of MUI noted that for the one-, three- and five-year periods reported, MUI ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of MVT noted that for each of the one-, three- and five-year periods reported, MVT ranked in the first quartile against its Customized Peer Group Composite.

The Board of MUS noted that for each of the one-, three- and five-year periods reported, MUS ranked first out of two funds against its Customized Peer Group Composite.

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of the Funds. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to the Funds. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MUA noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of MEN noted that MEN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MHD noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MUH noted that MUH’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board of MUI noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board of MVT noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MUS noted that MUS’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	97

Disclosure of Investment Advisory Agreements  (continued)

advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

98	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris will retire as Director of the Funds.

As of the date of this report, the portfolio managers of:

•	MUS are Ted Jaeckel, Phillip Soccio, Peter Hayes and Christian Romaglino.

Investment Adviser	VRDP Remarketing Agent
BlackRock Advisors, LLC	Citigroup Global Markets Inc.(a)
Wilmington, DE 19809	New York, NY 10179

Transfer Agent	VRDP Liquidity Provider
Computershare Trust Company, N.A.	Citibank, N.A.(a)
Canton, MA 02021	New York, NY 10179

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent	Accounting Agent and Custodian
The Bank of New York Mellon	State Street Bank and Trust Company
New York, NY 10289	Boston, MA 02111

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For MEN.

OFFICERS AND DIRECTORS	99

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Directors as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUA	33,287,824	1,264,265	33,325,483	1,226,606	33,276,069	1,276,020

					John M. Perlowski
					Votes For	Votes Withheld
MUA					33,324,305	1,227,784

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick, and Karen P. Robards.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	27,850,695	590,040	27,650,414	790,321	27,937,612	503,123
MHD	13,448,374	268,713	13,357,116	359,971	13,492,525	224,562
MUH	10,623,721	167,948	10,621,537	170,132	10,687,560	104,109
MUS	12,214,106	458,573	12,169,171	503,508	12,367,828	304,851
MUI	34,273,278	2,141,091	33,943,967	2,470,402	34,358,409	2,055,960
MVT	19,752,220	395,731	19,732,389	415,562	19,792,650	355,301

	Frank J. Fabozzi(a)		Jerrold B. Harris		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	1,425	0	27,516,145	924,590	27,618,847	821,888
MHD	837	0	13,336,127	380,960	13,375,629	341,458
MUH	550	0	10,597,037	194,632	10,701,564	90,105
MUS	870	0	12,150,574	522,105	12,308,089	364,590
MUI	2,871	0	33,940,865	2,473,504	33,977,782	2,436,587
MVT	1,400	0	19,759,656	388,295	19,763,372	384,579

	W. Carl Kester(a)		Catherine A. Lynch		Barbara G. Novick
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MEN	1,425	0	27,945,622	495,113	27,936,860	503,875
MHD	837	0	13,492,525	224,562	13,493,635	223,452
MUH	550	0	10,650,768	140,901	10,688,360	103,309
MUS	870	0	12,335,337	337,342	12,373,579	299,100
MUI	2,871	0	34,355,633	2,058,736	34,372,740	2,041,629
MVT	1,400	0	19,707,477	440,474	19,815,843	332,108

			John M. Perlowski		Karen P. Robards
			Votes For	Votes Withheld	Votes For	Votes Withheld
MEN			27,908,231	532,504	27,951,973	488,762
MHD			13,490,356	226,731	13,474,048	243,039
MUH			10,702,130	89,539	10,695,298	96,371
MUS			12,335,267	337,412	12,290,401	382,278
MUI			34,333,932	2,080,437	34,363,791	2,050,578
MVT			19,849,716	298,235	19,781,142	366,809

(a)	Voted on by holders of preferred shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

100	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 100, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	101

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAN	Bond Anticipation Notes
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	103

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: January 5, 2018

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